UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02064
PAX WORLD FUNDS SERIES TRUST I
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801

(Address of principal executive offices)	(Zip code)
Pax World Management Corp.
30 Penhallow Street, Suite 400, Portsmouth, NH 03801
Attn.: Joseph Keefe
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-767-1729
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

December 31, 2010
PAX WORLD BALANCED FUND
PAX WORLD GROWTH FUND
PAX WORLD SMALL CAP FUND
PAX WORLD INTERNATIONAL FUND
PAX WORLD HIGH YIELD BOND FUND
PAX WORLD GLOBAL WOMEN’S EQUALITY FUND
PAX WORLD GLOBAL GREEN FUND
ANNUAL REPORT

For More Information

General Fund Information	Transfer and
800.767.1729	Dividend Disbursing Agent
BNY Mellon Asset Servicing
Shareholder Account Information	P.O. Box 9824
800.372.7827	Providence, RI 02940-8024

Account Inquiries	Custodian
Pax World	State Street Bank
P.O. Box 9824	and Trust Company
Providence, RI 02940-8024	225 Franklin Street Boston, MA 02110

Investment Adviser Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Letter to Shareholders
by Joseph Keefe, President & CEO
Dear fellow shareholders,
As 2010 came to a close, we began to see strong signals that the U.S. economy was on the road to recovery. Not recovery at a blistering pace, mind you, but steady, forward progress just the same. In fact, we saw the equity markets begin to recover as early as September 2010. By the end of December, the S & P 500 was up 15.06% for the year. Some parts of the market performed even better—the Russell 2000 Index of small-cap companies was up 26.85% for the year. As the New Year began, many if not most economic forecasters were projecting positive, if moderate, GDP growth together with improving equity returns for 2011.
At Pax World, all of our funds delivered positive returns for 2010. Moreover, we are optimistic about the prospects for continued economic recovery together with positive investment returns in 2011.
As markets continue to recover, however, we should not forget about what caused the precipitous decline in the first place. As a mutual fund company focused on sustainable investing, we need to remind ourselves that it was ultimately a set of unsustainable business practices in the financial sector that led to the crisis in the first place—a myopic, short-term focus, poor risk management, excessive leverage, and the financial engineering of opaque derivatives and other financial instruments meant to serve the short-term interests of traders rather than the long-term interests of investors.
Nor should we forget that too many people are still unemployed and too many homes are still being foreclosed.
We need to remember that the financial sector failed the American people. It seems to me that we have an obligation to learn the lessons of this failure and to offer investors sound, sustainable financial strategies going forward.
At Pax World, we are trying our best to do this. In 2010, we continued to advocate for sound financial regulations and more sustainable business practices. We sent letters to Congress, the White House, and the Securities and Exchange Commission (SEC) supporting key provisions of the Dodd-Frank financial reform legislation, such as proxy access allowing investors to nominate board candidates. We used our power as a shareholder to file “Say-on-Pay” resolutions at several companies asking for an advisory vote on executive compensation. We also filed shareholder resolutions asking companies to review their political contributions policies in light of the U.S. Supreme Court’s decision in Citizens United vs. Federal Election Commission allowing unlimited use of corporate assets to fund independent political ads.
On the environmental front, Pax World filed shareholder resolutions on the ecological impacts of oil sands operations and hydraulic fracturing (or “fracking”) for natural gas extraction, and with fellow institutional investors sent letters to Congress, the EPA and others urging action on climate change legislation, increased fuel economy standards, and improved sustainability reporting.
We continued our ongoing work on gender equality and women’s empowerment by withholding support from all-male board slates while leading campaigns to encourage companies to embrace gender diversity on their boards and to endorse the Women’s Empowerment Principles, an initiative of the UN Global Compact and UNIFEM.
We also launched two new series of funds for sustainable investors in 2010: the ESG Managers™ Portfolios, a series of multi-manager asset allocation funds with asset allocation, manager selection and portfolio construction by Morningstar Associates; and ESG Shares, the first family of ETFs focused exclusively on a sustainable investing approach.
One hopes that we have learned some of the hard lessons from the financial crisis and economic downturn. Certainly the financial sector needs to focus on real, long-term value creation rather than continued short-term profits derived from asset bubbles, financial engineering and hyper trading. As investors, we can take steps designed to ensure that corporations and markets produce better long-term social, environmental and financial outcomes. That’s what sustainable investing is all about. At Pax World, we tried our best to advance these goals in 2010, and we enter 2011 with renewed commitment and enthusiasm.

Thank you for your continued confidence.
Sincerely,
Joseph F. Keefe
President and CEO
You should consider ESG ManagersTM Portfolios’ and ESG Shares’ investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus by calling 800.767.1729. Please read it carefully before investing. Distributed by ALPS Distributors, Inc.

Performance Information
Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.
Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

December 31, 2010
Pax World Balanced Fund
Portfolio Manager’s Comments
How did the Pax World Balanced Fund perform in 2010? For the one-year period ended December 31, 2010, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of 11.83%, 12.16%, and 11.58%, respectively, vs. 12.13% for the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index blend. For the same one-year period the Lipper Balanced Funds Index had a total return of 11.90%.
What factors contributed to the Fund’s performance? The Balanced Fund performed in line with its peers (Lipper Balanced Funds Index) while slightly underperforming the 60% S&P 500 Index/ 40% Barclay’s Capital U.S. Aggregate Bond Index blend. The main driver of the Fund’s performance came from the heavily weighted equity component, which outperformed the S&P 500 Index. The Fund’s bond component underperformed the Barclay’s Capital U.S. Aggregate Bond index primarily due to our underweight of mortgage-backed securities, which performed well for the period.
Can you discuss any significant changes to the Fund’s positioning throughout the year? In the belief the recovery will be led more by capital spending than by the consumer, the Fund overweighted both the industrial and technology sectors (beneficiaries of capital spending) while underweighting consumer discretionary companies. Both the industrial and technology sectors contributed positively to performance on an absolute and relative basis, while our consumer discretionary stocks lagged on a relative basis. The Fund’s bond component had less duration versus the Barclay’s Capital U.S. Aggregate Bond Index in anticipation of higher interest rates. We also utilized covered option strategies to initiate or add to existing positions as well as to reduce or exit from stocks that we owned. In addition, the covered option strategies helped augment the income of the Fund.
What portfolio holdings contributed positively to performance? Riverbed Technology, Inc., a manufacturer and marketer of products used to connect computers in wide area networks (WANs), was up 193% for the year. Accelerating revenue growth along with margin expansion translated into significant earnings growth for the company. In the industrial sector both Cummins, Inc. up 142% and Deere & Co. up 56%, posted strong returns. Cummins beat earnings estimates for the year on sharply higher sales while Deere showed strong demand for its farming equipment here and abroad on

December 31, 2010
Pax World Balanced Fund, continued
higher crop prices.
What portfolio holdings detracted from performance? National Bank of Greece, ADR down 52% and BBVA, ADR (a Spanish bank) down 22% detracted from performance due to the sovereign debt crises that emerged last year. We no longer hold either of the two banks. A heavy weighting in Noble Corp. (Energy Services) down 10% also detracted from the Fund’s performance. While they had no direct involvement, the BP oil spill weighed heavily on the shares after the government declared a moratorium on drilling in the Gulf of Mexico.
Portfolio Highlights
Average Total Returns — Period ended December 31, 2010

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PAXWX	11.83%	-2.02%	2.65%	2.84%
Institutional Class[1,2]	PAXIX	12.16%	-1.78%	2.84%	2.94%
R Class[1,3]	PAXRX	11.58%	-2.28%	2.49%	2.76%

S&P 500 Index[4,8]		15.06%	-2.86%	2.29%	1.41%
Blended Index[5,6,8]		12.13%	1.14%	4.08%	3.53%
Lipper Balanced Funds Index[7,8]		11.90%	0.63%	3.91%	3.71%

December 31, 2010

[1]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The S&P 500 Index is an index of large capitalization common stocks.

[5]	The Blended Index is composed of 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index.

[6]	The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

[7]	The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]	Unlike the Balanced Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	53.8%
Foreign Stocks	18.6%
U.S. Bonds	23.4%
Foreign Bonds	2.6%
Exchange Traded Funds	1.3%
Cash & Equivalents	0.3%

Total	100.0%

December 31, 2010
Pax World Balanced Fund, continued
Top Ten Holdings

Company	Percent of Net Assets
Deere & Co.	3.2%
EMC Corp.	2.9%
Cummins, Inc.	2.8%
QUALCOMM, Inc.	2.3%
Becton Dickinson & Co.	2.2%
Intuit, Inc.	2.1%
American Tower Corp., Class A	1.9%
Oneok, Inc.	1.9%
Ensco PLC, ADR	1.8%
America Movil SAB de CV, Series L, ADR	1.8%
Total	22.9%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets
Bonds[1]	26.1%
Information Technology	14.8%
Industrials	12.6%
Energy	10.9%
Health Care	8.7%
Financials	6.4%
Consumer Staples	5.6%
Telecommunication Services	5.4%
Consumer Discretionary	3.4%
Materials	3.1%
Utilities	2.1%
Exchange Traded Funds	1.4%
Other	-0.5%
Total	100.0%
May include companies representing multiple industries within a single “Sector”.

[1]	Bonds are a blend of the following: 11.0% Corp., 5.7% Agency, 5.0% Mortgage Backed, 2.1% Municipal, 1.6% Treasury, and 0.7% Gov’t Bonds.

December 31, 2010
Pax World Growth Fund
Portfolio Managers’ Comments
How did the Pax World Growth Fund perform in 2010? For the one-year period ended December 31, 2010, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of 22.22%, 22.51%, and 21.91%, respectively, vs. 17.64% for the Russell 3000 Growth Index. For the same one-year period the Lipper Multi-Cap Growth Funds Index had a total return of 20.39%.
What factors contributed to the Fund’s performance? The Fund’s outperformance versus its benchmark was primarily due to stock selection within information technology, industrials and consumer discretionary sectors. In technology, Riverbed Technology, Inc. NetApp, Inc. and Salesforce.com, Inc. were strong performers up 198%, 59% and 78%, respectively. All three companies benefited from increased data center spending and the trend of more companies moving to “cloud” computing.
Many of our industrial companies benefited from their exposure to emerging markets. Cummins, Inc was up 142%, Expeditors of Washington, Inc. was up 58% and Terex Corp was up 56%. Emerging markets, especially China, have been growing at a faster rate than the U.S. We believed these companies were positioned to take advantage of that growth. In addition, they are considered cyclical companies, which typically are among the first to benefit when an economy is coming out of a downturn as we did here in the U.S.
On the negative side, cash and the energy sector were the biggest drags on performance. Throughout the year we averaged just over a 2.5% cash position. This position was actually increased near the end of the year. With so much volatility and uncertainty in the economy (stimulus, European woes, regulation, elections, etc.) we thought it was prudent to keep a cash balance to cushion a potential downside.
Can you discuss any significant changes to the Fund’s positioning throughout the year? The Growth Fund is generally a low turnover portfolio. In general we are theme oriented investors that try to show patience and let themes play out. This

December 31, 2010
Pax World Growth Fund, continued
year we were bullish on technology, specifically the continued growth of data over the internet and mobile networks. We tried to position the portfolio with networking companies that sell into data centers that would benefit from this trend. Throughout the year we added or added to companies such as Riverbed Technology, Inc., Juniper Networks, Inc., NetApp, Inc. and Red Hat, Inc.
Another consistent theme has been our thought that we are in a self-sustained economic recovery. For much of the year there has been a tug of war between negative news including a European slowdown, the BP oil spill, and an increased regulatory environment and the positive news of continued low rates, government stimulus and growing emerging market economies. To position the portfolio to take advantage of the recovery, we increased our holdings in industrials and energy, both of which are cyclical sectors that typically benefit first in a recovery.
What portfolio holdings contributed positively to performance? The Growth Fund had three companies that were up over 100% in the year: Riverbed Technology, Inc. up 198%, Cummins, Inc. up 142% and BorgWarner, Inc. up 117%. In addition, we had about five securities that were up over 60% including: Whole Foods Market, Inc. up 84%, Salesforce.com, Inc. up 78%, Lufkin Industries, Inc. up 72%, Citrix Systems, Inc. up 64% and Cognizant Technology Solutions up 61%. Technology and industrials dominate these holdings. Both of these sectors are usually levered to an improving economy.
What portfolio holdings detracted from performance? On the negative side, we did have a number of securities that were down over 20% for the year. They included King Pharmaceuticals, Inc. down -33%, Brocade Communications Systems, Inc. down -30%, Bank of America down -24%, Petrobras Petroleo Brasileiro down -23% and Adobe Systems, Inc. down -23%. In general, these companies’ poor performances were due to company-specific issues. The Growth Fund no longer holds any of these companies.

December 31, 2010
Portfolio Highlights
Average Total Returns — Period ended December 31, 2010

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year
Individual Investor Class[1]	PXWGX	22.22%	-0.23%	1.93%	1.65%
Institutional Class[1,2]	PWGIX	22.51%	-0.01%	2.08%	1.72%
R Class[1,3]	PXGRX	21.91%	-0.42%	1.80%	1.58%

Russell 3000 Growth Index[4,6]		17.64%	-0.26%	3.88%	0.30%
Lipper Multi-Cap Growth Funds Index[5,6]		20.39%	-1.20%	3.50%	0.25%

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

December 31, 2010
Pax World Growth Fund, continued

[4]	The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

[5]	The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	85.7%
Foreign Stocks	11.8%
Cash & Equivalents	2.5%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets
Google, Inc., Class A	2.4%
Cognizant Technology Solutions, Class A	1.9%
International Business Machines Corp.	1.9%
Expeditors International of Washington, Inc.	1.9%
Thermo Fisher Scientific, Inc.	1.8%
General Mills, Inc.	1.8%
BorgWarner, Inc.	1.8%
QUALCOMM, Inc.	1.7%
Devon Energy Corp.	1.7%
NetApp, Inc.	1.7%

Total	18.6%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2010
Sector Diversification

Sector	Percent of Net Assets
Information Technology	31.2%
Industrials	13.7%
Health Care	13.3%
Consumer Discretionary	11.2%
Energy	9.8%
Financials	6.4%
Consumer Staples	6.0%
Materials	3.8%
Telecommunications Services	1.4%
Utilities	0.9%
Other	2.3%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2010
Pax World Small Cap Fund
Portfolio Manager’s Comments
How did the Pax World Small Cap Fund perform in 2010? For the one-year period ended December 31, 2010, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of 30.17%, 30.44%, and 29.94%, respectively, vs. 26.85% for the Russell 2000 Index. For the same one-year period the Lipper Small Cap Core Funds Index had a total return of 25.71%.
What factors contributed to the Fund’s performance? Strong stock selection in the consumer discretionary, consumer staples and financials sectors added to performance. In addition, an overweight position in energy and an underweight position in financials also contributed to performance. Poor stock selection within the industrials sector and our cash holdings detracted from performance.
Can you discuss any significant changes to the Fund’s positioning throughout the year? We added to our energy weighting during the year. We believe the sector is well positioned to benefit from continued global growth, increased merger & acquisition activity and reasonable valuations. We decreased our weighting in the consumer staples sector in favor of what we believe to be better opportunities in other sectors and sold Alberto-Culver Co., which is in the process of being acquired by Unilever.
What portfolio holdings contributed positively to performance? Home Diagnostics, Inc., a medical device manufacturer, was the Fund’s largest positive contributor. The company was acquired for a significant premium by a Japanese healthcare company, Nipro. Quiksilver, Inc., a California-based retailer, increased significantly during the period the Fund held shares. We no longer hold shares of Quiksilver, Inc., as valuation reflects fair value, in our view.
What portfolio holdings detracted from performance? TheStreet.com, an online provider of financial news and commentary, was the Fund’s largest detractor for the period. Lackluster financial results and investor concerns over the long term future of the business likely weighed on shares. GameStop Corp., a videogame retailer, was also a large performance detractor. Competitive threats from larger retailers and digital distribution likely led to the performance. We have increased

December 31, 2010
our positions in both securities due to what we believe are attractive valuations and improving fundamentals.
Portfolio Highlights
Average Total Returns — Period ended December 31, 2010

	Ticker		Since
Share class	Symbol	1 year	Inception

Individual Investor Class[1]	PXSCX	30.17%	7.19%
Institutional Class[1]	PXSIX	30.44%	7.47%
R Class[1]	PXSRX	29.94%	6.92%

Russell 2000 Index[2,4]		26.85%	6.11%
Lipper Small-Cap Core Funds Index[3,4]		25.71%	6.66%

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

December 31, 2010
Pax World Small Cap Fund, continued

[3]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator

[4]	Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	91.1%
Cash & Equivalents	8.9%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Quicksilver Resources, Inc.	4.7%
GameStop Corp., Class A	4.6%
Capital Southwest Corp.	4.0%
TheStreet.com, Inc.	4.0%
Vascular Solutions, Inc.	3.8%
Sirius XM Radio, Inc.	3.6%
EarthLink, Inc.	3.6%
Tower Group, Inc.	3.5%
Westell Technologies, Inc.	3.3%
National Financial Partners Corp.	3.1%

Total	38.2%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2010
Sector Diversification

Sector	Percent of Net Assets

Financials	20.6%
Health Care	19.8%
Information Technology	19.0%
Consumer Discretionary	13.6%
Energy	7.7%
Industrials	5.6%
Utilities	2.0%
Consumer Staples	1.6%
Other	10.1%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

December 31, 2010
Pax World International Fund
Portfolio Manager’s Comments
How did the Pax World International Fund perform in 2010? For the one-year period ended December 31, 2010, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of 8.37%, 8.57%, and 8.10%, respectively, vs. 7.75% for the MSCI EAFE (Net) Index. For the same one-year period the Lipper International Large-Cap Core Funds Index had a total return of 8.82%.
What factors contributed to the Fund’s performance? The moderate single digit returns of the international markets and the Fund mask both significant declines as well as appreciation during the year. A “helicopter” view of the full year shows a first half dominated by fears of sovereign default in peripheral European countries and a flight away from international markets and currencies towards the perceived security and liquidity of the U.S. market and U.S. dollar. This resulted in double digit losses in international markets during the first half of the year. While sovereign credit fears persisted during the second half of the year, markets were calmed by expectations of strong global growth, driven by sustained positive economic fundamentals in many emerging markets and the positive impact this was expected to have on developed market exporters. The return in investor confidence during the second half quickly turned into market momentum that favored more cyclical and economically sensitive equities. In this year of two very different market environments, the quality focus and valuation discipline of the International Fund resulted in significant outperformance during the fearful first half of 2010 and then underperformance during the strong momentum of the second half.
For the full year, the portfolio benefited most from strong stock selection in the energy, consumer staples, and utilities sectors and in the Japanese and UK regions. The portfolio was hurt by poor stock selection, particularly in the more economically sensitive industrials and consumer discretionary sectors and the Asian region, where the bulk of the “momentum trade” took place. Allocation decisions, such as having a large overweight to emerging markets and large underweight to the UK market, both helped and hurt performance, and were neutral overall.
Can you discuss any significant changes to the Fund’s positioning throughout the year? The most significant change to the portfolio during the first half of the year was to take advantage of the very large underperformance of European stocks

December 31, 2010
and the Euro currency early in the year. The portfolio was taken from a sizeable underweight to Europe at the beginning of the year to a small underweight to the region by year-end. This reflects our conviction that the economic situation in Europe is not as dire as investors seem to believe, and we have taken advantage of market fears to add to equities that we believe have solid fundamentals and attractive valuations and yields in the European region. The same was the case for the energy sector, where we took the portfolio from neutral at the start of the year to a sizeable overweight by year end, by adding to existing positions on weakness and initiating a new position in Repsol. The increase in exposure to the energy sector came at the expense of industrial sector exposure, selling into increasingly expensive valuations and strong momentum. The closing of the European underweight came mostly at the expense of Japan, which went from an overweight to small underweight position in the Fund, and at the expense of emerging markets, mostly from the sale of a Chinese Yuan currency ETF previously held in the Fund.
At the individual security level, during 2010 the Fund divested of holdings in Brazilian Steel maker CSN, French construction company Vinci SA, dialysis company Fresenius Medical Care AG, Mexican infrastructure company Empresas ICA SAB de CV, Singapore education company Raffles, French personal care product company L’Oreal SA, German chemical company Wacker Chemie AG, Japanese medical instrumentation company Horiba, Ltd., diversified commodity ETF DBC, UK smart meter company Spectris PLC, Chinese solar panel manufacturer Suntech Power Holdings, German retailer Metro AG, German Reinsurer Munich Re, UK brokerage services company ICAP PLC, Turkish telecom Turkcell, and holdings in Japanese Yen and Chinese Yuan currency ETFs. For the most part, these divestitures were based on excessive momentum and valuations, although several of these securities were determined to no longer meet our sustainability criteria during annual review.
New portfolio positions for 2010 include an Istanbul Bond ETF, a Euro currency ETF, Polish Insurer PZU (Powsechny Zaklad Ubespieczen), French Insurer and Asset Manager AXA SA, SingTel, Japanese electro-optics company Hoya Corp., French electrical equipment company Mersen SA, Chinese solar panel company Trina Solar, Ltd., Spanish energy company Repsol, Anglo-Dutch consumer products company Unilever, Swiss staffing company Adecco, Swiss hearing aid company Sonova Holdings AG, and telecommunications company Philippine Long Distance.

December 31, 2010
Pax World International Fund, continued
What portfolio holdings contributed positively to performance? Three out of the five top contributors to performance this year were Japanese equities, which benefited both from fundamental factors as well as Japanese Yen currency appreciation during the year. These were Nippon Building Fund, a Japanese REIT, which benefited from improved expectations for the Japanese commercial real estate market; construction and mining equipment company Komatsu, Ltd., which benefited from high mining commodity prices and expectation of increasing investment in mining around the world; and high speed rail company Central Japan Rail Co., which benefited from expectations of growth from new high speed rail projects that the company is involved in outside of Japan. Two other strong contributors to performance were Brazilian cosmetics company Natura Cosmeticos SA, which benefitted from the growing wealth of the middle class Brazilian consumer and having the right natural-ingredient-based products that the typical consumer desires; and German retailer Metro AG, which benefited from expectations of improving consumption trends in Germany and from its exposure to emerging markets.
What portfolio holdings detracted from performance? The biggest detractors from performance during the year were: Spanish wind turbine company Gamesa Corp. Tecnologica SA, which was hurt by both sovereign credit fears pertaining to Spain, as well as fear of decreased clean tech investment globally driven by government budget cuts and subsidy reductions; Suntech Power Holdings Co., Ltd. was equally punished by the same fears of decreased subsidies to solar power installations; National Bank of Greece SA, which was punished for its exposure to Greek sovereign credit; GAME Group PLC, which was hurt by the downdraft in UK consumer spending and from competition in video game retailing; and Roche Holding AG, which was a bellwether stock for the overall underperformance of the pharmaceutical sector on the back of healthcare regulatory reform around the world.

December 31, 2010
Portfolio Highlights
Average Total Returns — Period ended December 31, 2010

	Ticker		Since
Share class	Symbol	1 year	Inception

Individual Investor Class[1]	PXNIX	8.37%	-1.99%
Institutional Class[1]	PXINX	8.57%	-1.70%
R Class[1]	PXIRX	8.10%	-2.30%

MSCI EAFE (Net) Index[2,4]		7.75%	-4.61%
Lipper International Large-Cap Core Funds Index[3,4]		8.82%	-4.76%

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of July 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax. Investors cannot invest directly in any index.

[3]	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the

December 31, 2010
Pax World International Fund, continued

Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

[4]	Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

Foreign Stocks	94.7%
Exchange Traded Funds: Commodity, Currency & Bond	5.3%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Statoil ASA, ADR	4.3%
Teva Pharmaceutical Industries, Ltd., ADR	3.0%
SPDR Gold Trust	2.7%
OMV AG	2.7%
Hennes & Mauritz AB, B Shares	2.5%
Koninklijke KPN NVB	2.5%
National Australia Bank, Ltd.	2.3%
Honda Motor Co, Ltd., ADR	2.1%
SingTel.	2.0%
Kao Corp.	2.0%

Total	26.1%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2010
Sector Diversification

Sector	Percent of Net Assets

Financials	19.9%
Energy	11.6%
Industrials	10.0%
Health Care	9.5%
Telecommunication Services	8.7%
Consumer Discretionary	8.0%
Information Technology	7.8%
Consumer Staples	7.1%
Materials	6.3%
ETFs: Commodity, Currency & Bonds	5.3%
Utilities	5.2%
Other	0.6%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.
Geographical Diversification

Country	Percent of Net Assets

Japan	19.7%
United Kingdom	14.4%
Switzerland	7.0%
Australia	5.6%
France	5.2%
Norway	4.3%
Spain	3.7%
Singapore	3.1%
Israel	3.0%
Austria	2.7%
Brazil	2.6%
Netherlands	2.5%
Sweden	2.5%
Greece	1.9%
Poland	1.9%
Turkey	1.8%
Belgium	1.7%
Finland	1.7%
Hong Kong	1.4%
Taiwan	1.3%
Luxembourg	1.0%
Portugal	1.0%
Philippines	0.9%
China	0.8%
Germany	0.8%
Ireland	0.8%
Mexico	0.8%
Other	5.9%

Total	100.0%

December 31, 2010
Pax World High Yield Bond Fund
Portfolio Manager’s Comments
How did the Pax World High Yield Bond Fund perform in 2010? For the one-year period ended December 31, 2010, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of 10.35%, 10.92%, and 10.23%, respectively, vs. 14.25% for the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index. For the same one-year period the Lipper High Current Yield Bond Funds Index had a total return of 14.91%.
What factors contributed to the Fund’s performance? Our underperformance for 2010 was mostly due to more defensive positioning stemming from a lack of confidence in the sustainability of the recovery. Our underweight positions in sectors that benefitted the most from the recovery, namely financials, capital goods and banking, hindered our performance.
Our positive contributions came from our bond selection in media, energy, and services, sectors that were also aided by the recovery.
Can you discuss any significant changes to the Fund’s positioning throughout the year? During the year, we increased our holdings in technology, industrials and energy, sectors that we believed would benefit from the stimulus. Our credit quality and foreign holdings were essentially unchanged.
What portfolio holdings contributed positively to performance? Our biggest contributor was our equity holding in Windstream Corp., a rural telecommunications services company composed of local telephone, high speed internet, long distance and video services. The company outperformed due to solid quarterly results and the demand for high dividend paying stocks.
Quiksilver, Inc., a global apparel and sports equipment company, was our next biggest contributor. In a difficult operating environment, management successfully refinanced the company’s debt, improved margins and decreased leverage. We also were very impressed with the Quiksilver Foundation, a non-profit organization that supports environmental, educational, health and youth-related projects worldwide.

December 31, 2010
Desarrolladora Homex SAB de CV, the Mexican homebuilder, was another large contributor to our performance. The company outperformed due to its continued successful strategy of building affordable entry level homes for first time home buyers. Homex is another good corporate citizen that has been very proactive with respect to educating its employees to obtain degrees, recruiting women in management positions and finding sustainable materials for building its homes.
What portfolio holdings detracted from performance? Solo Cup Co., the cup manufacturer, was our largest detractor from performance in 2010. Its poor return was largely due to increases in the price of resin, a key component of Solo’s cost of goods. The company’s margins were squeezed before it could implement price increases.
Our next biggest detractor was Maxcom Telecomunicaciones SA de CV, a Mexican telecom provider that delivers last-mile connectivity to business and residential customers. The company has low leverage and ample liquidity but has not been generating free cash flow due to its large capital expenditure program. The bonds lost value most recently due to take-over rumors that did not come to fruition.
Another large detractor from performance was another Mexican telecom operator, Axtel Sab de CV. The company was in a dispute with Telmex (Mexico’s largest telecom company) who failed to provide Axtel with circuits to support two of its contracts that ultimately were lost. Axtel Sab de CV has filed suit against Telmex for lost revenues. Telmex is no longer blocking access for Axtel Sab de CV and we are starting to see the bonds recover in 2011.

December 31, 2010
Pax World High Yield Bond Fund, continued
Portfolio Highlights
Average Total Returns — Period ended December 31, 2010

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 years

Individual Investor Class[1]	PAXHX	10.35%	6.70%	7.19%	6.96%
Institutional Class[1,2]	PXHIX	10.92%	7.01%	7.41%	7.13%
R Class[1,3]	PXHRX	10.23%	6.42%	6.95%	6.84%

BofA Merrill Lynch High Yield BB-B (Constrained 2%) Index[4,7]		14.25%	8.59%	7.62%	8.09%
BofA Merrill Lynch High Yield Master I Index[5,7]		15.24%	9.94%	8.67%	8.71%
Lipper High Current Yield Funds Index[6,7]		14.91%	6.92%	6.58%	6.67%

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to

December 31, 2010

Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%. The benchmark of High Yield Bond Fund was changed to the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index effective June 30, 2010. Pax World believes the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index more closely corresponds to the investments of the Fund.

[5]	The BofA Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

[6]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[7]	Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index, the BofA Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Bonds	68.2%
Foreign Bonds	25.4%
U.S Stocks	2.8%
Cash & Equivalents	2.9%
Exchange Traded Funds	0.7%

Total	100.0%
Credit Quality

Bond Rating	Percent of Bonds

A	0.6%
BB	20.6%
B	73.2%
CCC	5.1%
Not Rated	0.5%

Total	100.0%

December 31, 2010
Pax World High Yield Bond Fund, continued
Top Ten Holdings

Company	Percent of Net Assets

Brown Shoe Co., Inc., 8.750%, 05/01/12	1.7%
PHI, Inc., 144A, 8.625%, 10/15/18	1.7%
Rosetta Resources, Inc., 9.500%, 04/15/18	1.7%
Quiksilver, Inc., 6.875%, 04/15/15	1.7%
MDC Partners, Inc., 11.000%, 11/01/16	1.7%
Desarrolladora Homex SAB de CV, 144A, 9.500%, 12/11/19	1.7%
Zayo Group LLC/Zayo Cap, 10.250%, 03/15/17	1.7%
Advanced Micro Devices, Inc., 144A, 7.750%, 08/01/20	1.6%
Penn Virginia Corp , 10.375%, 06/15/16	1.6%
Axcan Intermediate Holdings, Inc., 12.750%, 03/01/16	1.6%

Total	16.7%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Health Care	15.9%
Telecommunications	15.0%
Services	13.9%
Energy	12.6%
Media	10.3%
Consumer Cyclical	8.7%
Consumer Non-Cyclical	6.5%
Technology & Electronics	4.6%
Basic Industry	2.1%
Real Estate	1.9%
Capital Goods	1.4%
Automotive	1.3%
Utility	1.0%
Exchange Traded Funds	0.7%
Other	4.1%

Total	100.0%
May include companies representing multiple industries with a single “sector”.
Geographic Diversification

Country	Percent of Net Assets

United States	70.9%
Mexico	5.4%
Bermuda	3.0%
Austria	2.0%
Canada	2.0%
Marshall Islands	1.7%
France	1.6%
Puerto Rico	1.5%
Luxembourg	1.4%
South Africa	1.4%
Hong Kong	1.3%
Bahamas	1.2%
Spain	1.0%
Netherlands	0.8%
Great Britain	0.7%
Other	4.1%

Total	100.0%

[1]	Includes money market securities, certificates of deposit, commercial paper and cash and equivalents, if applicable.

December 31, 2010
Pax World Global Women’s Equality Fund
Portfolio Manager’s Comments
How did the Pax World Global Women’s Equality Fund perform in 2010? For the one-year period ended December 31, 2010, the Individual Investor Class and the Institutional Class shares of the Fund had total returns of 10.54% and 10.78%, respectively, vs. 10.04% for the MSCI World Large Cap (Net) Index. For the same one-year period the Lipper Global Large-Cap Core Funds Index had a total return of 11.00%.
What factors contributed to the Fund’s performance? Stock selection and asset allocation positively impacted the Fund’s performance for 2010. Regional allocations also contributed favorably to the overall performance, although this contribution was somewhat offset by underperformance in Japan, both in allocation and stock selection. Overall, healthcare, utilities and energy were the best performing sectors during the year. Also contributing positively to performance were investments in gold and silver commodities. Stock selection in the technology sector contributed virtually all the Fund’s underperformance.
Early in the year markets struggled to maintain positive momentum; the S&P was down -7.6% during January, and investor sentiment turned decidedly negative. Following that, although the market gained some traction by April, the initial European peripheral countries’ (Greece, Ireland, Spain and Portugal) sovereign default concerns surfaced, dragging the markets down. In the U.S., however, corporate profits started to rebound with unemployment still stubbornly remaining at high single digit levels. Specifically, the first half of 2010 was characterized by the continuation of ‘risk-trade-on’ (investors seeking riskier assets) and the Fund overall lagged with its defensive posture. Investor appetite in May and June appeared to be to take the ‘risk-trade-off’.
The third quarter was mired by very mixed macro-economic reports on a global basis, followed by anticipation of mid-term elections in the U.S. As the fourth quarter unfolded, with some of the uncertainty on the political front cleared post mid-term elections and the Federal Reserve circulating the idea of another stimulus through QE2 (quantitative easing #2, where the Federal Reserve injects liquidity into the economy through treasury bond purchases), investor sentiment gained a significant positive momentum. This led to a quarter characterized by investor appetite for higher risk stocks fueled by liquidity.

December 31, 2010
Pax World Global Women’s Equality Fund, continued
Can you discuss any significant changes to the Fund’s positioning throughout the year? The primary change during the year was the completion of the Fund’s transition from a domestic fund to a global fund. The Fund’s approach attempts to build on stock inefficiencies within a sector by integrating equity research and sector analysis in a global framework. Emphasis is on the market opportunity of a company within a sector regardless of its domicile, with a robust sector emphasis.
The Fund’s regional exposure reflects our view that weaker countries’ austerity measures will likely take a lot longer than investors’ expectations. Therefore, the Fund has virtually no holdings in countries such as Spain, Greece, Portugal, Ireland and Russia. On the other end of the spectrum, the Fund holdings focus on countries with stronger sovereign balance sheets, such as Canada, Australia, China, India and Brazil. We believe a way to benefit from stronger domestic demand and sovereign balance sheets is by participating in local fixed-income opportunities. For example, the Fund initiated a position in a Turkish fixed-income ETF.
During the second half of 2010, the Fund shifted toward a stance of growth at a reasonable value. Sector allocation was reflective of this posture: throughout the period, the largest changes in the weights were raising consumer staples and materials sectors and lowering exposure to the industrial sector. At year end, financials and technology were the largest sectors in the Fund, as we continued to raise weights in those sectors throughout the later part of 2010 when we felt the economy was entering the stage of the business cycle where cyclical and structural factors provide tail winds leading to a positive earnings growth trajectory. We believe factors that play an important role for the financial sector include: regulatory clarity, stable credit trends and improving lending. While there were negative headwinds in Europe (sovereign risks) and Asia (rising inflation), the environment in the U.S. was showing signs of recovery. Additionally, we felt that ample liquidity in the financial system, the Federal Reserve’s stance on interest rates, the directional improvement in balance sheets and credit trends likely would continue to help sector performance. We also believed that improving corporate earnings and sentiment would likely lead to an increase in capital expenditures, with the technology sector being one of the primary beneficiaries of this outlook.
Lastly, the Fund utilizes covered options strategies. The Fund seeks to capitalize on the opportunity to add to specific stock positions or to trim a position-disciplined sell strategy when target prices are reached. Both strategies are intended to help the Fund earn income in the process.

December 31, 2010
What portfolio holdings contributed positively to performance? During the first quarter of 2010, Internet Capital Group, Inc. (ICGE), a private equity firm, was the best performing stock in the Fund. The Fund held the stock due to what we believe to be a compelling risk-to-reward opportunity based on its sum-of-the-parts valuation. The company fell under pressure in the fourth quarter as investors were disappointed by a lack of IPO announcements, and the Fund divested shares of ICGE.
Emerson Electric Co. (EMR), an industrial company, contributed positively to the Fund during the year. EMR’s efforts in restructuring to generate strong margins and cash flow by focusing on higher-growth emerging markets and transforming technologies (wind & solar) were reflected in the stock performance.
Potash Corp of Saskatchewan (POT), an agricultural chemical company, made a strong contribution to performance. POT rejected a hostile bid from BHP Billiton in August, and the Saskatchewan government commissioned the Conference Board of Canada to provide an overview of the pros and cons of a takeover of Potash Corp.
Lastly, ICICI Bank, Ltd., ADR (IBN), a retail and corporate bank with a footprint throughout India, enjoyed growth from a healthy domestic demand for credit. We believe IBN maintains strong asset book and credit trends. GWEF continues to hold IBN shares with our view that its strong balance sheet and an underutilized branch system could provide upside return opportunities going forward.
What portfolio holdings detracted from performance? One of the largest detractors from performance was Blackrock, Inc. (BLK), a leader in the asset management industry, which was hit by volatile capital market trends. The balance sheet remained strong, with a focus on paying back a commercial paper loan related to the acquisition of Barclays Global Investor unit. BLK is a direct beneficiary of an improvement in the markets and the Fund continues to hold the shares.
A123 Systems, Inc. (AONE) and Brocade Communications Systems, Inc. (BRCD) are two other companies that had a significant negative contribution to performance. AONE is a lithium rechargeable battery manufacturing company where we saw great potential in transportation and consumer applications, and we felt that the company’s long term plans to ramp up large capacity additions were on track. However, in the near term these plans caused a cash drag and put the stock under pressure. Subsequently, execution missteps pushed the improvement outlook further out and the Fund divested the shares. Lastly, quarterly results for BRCD, a provider of switching and storage solutions, were

December 31, 2010
Pax World Global Women’s Equality Fund, continued
indicating a clear loss of market share followed by management guiding the revenue and earnings significantly below consensus expectations for the fiscal year 2010. Due to lack of clarity of BRCD’s business model going forward, the Fund exited the stock.
Portfolio Highlights
Average Total Returns — Period ended December 31, 2010

	Ticker
Share class	Symbol	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWEX	10.54%	-5.70%	0.10%	1.33%
Institutional Class[1,2]	PXWIX	10.78%	-5.46%	0.36%	1.46%

MSCI World Large-Cap (Net) Index[3,6]		10.04%	-5.35%	2.24%	1.50%
Russell 3000 Index[4,6]		16.93%	-2.01%	2.74%	2.16%
Lipper Global Large-Cap Core Funds Index[5,6]		11.00%	-3.91%	3.43%	1.88%
Total returns for period of less than one year have not been annualized.

[1]	Pax World Global Women’s Equality Fund, a series of Pax World Funds Series Trust I, acquired Women’s Equity Fund, a series of Professionally Managed Portfolios (“Old Women’s Equity Fund” ), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women’s Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women’s Equity Fund and the Global Women’s Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s adviser assumed certain expenses during

December 31, 2010

the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women’s Equity Fund and the Global Women’s Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

[3]	Effective May 1, 2010, the performance benchmark of the Global Women’s Equality Fund changed from the Russell 3000 Index to the MSCI World Large Cap Index. The Fund believes that the MSCI World Large Cap Index better represents the investment strategies of the Global Women’s Equality Fund and its global focus. The MSCI World Large Cap Index is a subset of the MSCI World Index, and has a target coverage range of approximately 70% of the free float-adjusted market capitalization within the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Performance for the MSCI World Large Cap Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding taxes.

[4]	The Russell 3000 Index measures the performance of the broad U.S. Equity universe, representing approximately 98% of the U.S. equity market.

[5]	The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper’s Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the Global Women’s Equality Fund, the MSCI World Large Cap (Net) Index, the Russell 3000 Index, and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	34.7%
Foreign Stocks	53.6%
U.S. Bonds	1.0%
Exchange Traded Funds:Commodity, Currency & Bond	6.9%
Warrants:	3.0%
Cash & Equivalents	0.8%

Total	100.0%

December 31, 2010
Pax World Global Women’s Equality Fund, continued
Top Ten Holdings

Company	Percent of Net Assets

Broadridge Financial Solutions, Inc.	3.6%
Hologic, Inc.	3.1%
BlackRock, Inc.	3.1%
PNC Financial Services Group, 12/31/18	3.1%
Statoil ASA, ADR	2.8%
Roche Holding AG	2.4%
SPDR Gold Shares	2.3%
Pfizer, Inc.	2.2%
BG Group PLC	2.2%
Google, Inc., Class A.	2.2%

Total	27.0%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Information Technology	15.1%
Financials	14.8%
Health Care	11.1%
Energy	10.6%
Consumer Staples	10.5%
Consumer Discretionary	8.5%
Industrials	8.1%
Exchange Traded Funds:Commodity, Currency & Bond	6.9%
Materials	6.4%
Warrants	3.1%
Telecommunication Services	2.6%
Utilities	1.2%
Bonds	1.0%
Other	0.1%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.
Geographic Diversification

Country	Percent of Net Assets

United States	39.1%
United Kingdom	10.8%
Canada	5.9%
Japan	5.7%
Australia	4.7%
France	4.3%
Switzerland	3.7%
Netherlands	3.2%
Norway	2.8%
Brazil	2.6%
Germany	2.0%
Sweden	1.4%
Belgium	1.1%
China	1.0%
India	1.0%
Ireland	0.9%
Italy	0.9%
South Africa	0.9%
Portugal	0.6%
Finland	0.4%
Other	7.0%

Total	100.0%

December 31, 2010
Pax World Global Green Fund
Portfolio Managers’ Comments
How did the Pax World Global Green Fund perform in 2010? For the one-year period ended December 31, 2010, the Individual Investor Class, the Institutional Class, and the R Class shares of the Fund had total returns of 11.20%, 11.56%, and 11.01%, respectively, vs. 11.76% for the MSCI World (Net) Index and 18.18% for the FTSE Environmental Opportunities Index Series.
What factors contributed to the Fund’s performance? During the first half of the year, we witnessed the start of ongoing weakness in pure play renewable energy stocks, driven by concern on subsidy reductions in Europe. In addition, the U.S. renewables market remained weak as continued low power prices and a failure to pass an Energy Bill caused developers to delay new wind projects. These factors all remained in place as significant portfolio headwinds throughout the full year. In addition, the sovereign debt crisis in Europe weighed on markets and particularly impacted Iberian stocks. With the U.S. government launching more spending and the Fed showing readiness for more quantitative easing, equity markets shrugged off negative news flow in Europe, and with ISM data and Asian markets staying positive, small incremental positive data points began to drive more positive performance. European data (particularly for key export economies such as Germany) surprised on the upside. Overall the Fund began to see outperformance from industrial companies experiencing the benefits of underlying demand recovery, allied to margin improvement from cost reductions. Late cycle, energy efficiency companies in the automation space in particular performed well, along with U.S. industrial groups active in the water sector. While emerging Asian stocks contributed favorably to performance across the energy and water sectors, Japanese companies, particularly exporters, were notably weak due to the strength of the Japanese Yen. Finally, the fourth quarter saw significant positive mergers and acquisitions (‘M&A’) activity with portfolio companies involved as both targets and acquirers. Industrial manufacturing companies, well represented in the portfolio, benefitted from the U.S. government’s second round of ‘quantitative easing’, which kept the U.S. dollar weak, and was supportive of inexpensive

December 31, 2010
Pax World Global Green Fund, continued
borrowing to fund corporate capital expenditure. Indicators of expansion in U.S. manufacturing also remained positive, allied to slowly improving U.S. employment data, and supported performance of portfolio companies in the industrial sector. Strong late cycle performance continued with capital budget expansion; which saw automation stocks performing well, particularly those with exposure to factory automation in Asia (and especially China). Q4 also saw Japanese exporters benefit from the weakening of the Yen against the U.S. dollar, while, against the backdrop of uncertainty in China regarding interest rate increases, selected stocks delivered strong performance, notably those exposed to funding outlined in the Chinese government’s 12th 5 Year Plan (e.g. rail).
Can you discuss any significant changes to the Fund’s positioning throughout the year? Throughout the first half of 2010, we selectively added to early cycle companies with what we believed to be positive growth/margin expansion opportunities and later cycle companies for which we believed that development of underlying markets would lead to improving investment and orders. Towards the end of the first half, we also felt that overly bearish views on European sovereign debt risk and the slowing rate of growth in China were discounted. Thematically speaking, these judgments led us to invest increasingly in energy efficiency (mid to late cycle) stocks, consumer electronics (early cycle) stocks and water infrastructure (early to mid cycle) and pollution control (mid to late cycle) related companies. We continued to favor late cycle, largely energy efficiency related companies with exposure to improving underlying orders, particularly in process industries, throughout the year. In addition, with a more reassuring Asian macroeconomic backdrop, we added to what we believed to be attractively valued, high growth Chinese stocks. The uncertainty regarding the outlook for renewable energy subsidies, pricing and policy led us to reduce our exposure to wind and geothermal companies in particular across the third and fourth quarters. Finally, in fourth quarter, following strong performance, we selectively reduced late cyclical exposures, while remaining positive on automation and energy efficiency trends as we moved into 2011. Throughout 2010 we selectively added to Asian (China) exposures, as well as selectively increasing positions in more defensive businesses. We also took profit on selected Asian names following strong performance.
What portfolio holdings contributed positively to performance? Alternative Energy & Energy Efficiency: During the year energy efficiency was the largest positive contributor to the fund with broad based outperformance in cyclical, industrial focused companies. Emerson Electric Co. (energy efficiency, U.S.)—returned 37.9% following improving order trends, Ingersoll-Rand PLC (energy efficiency, U.S.) rose

December 31, 2010
30.4%, while Delta Electronics, Inc. (energy efficiency, Taiwan) benefitted from the same trends in China, returning 61.1%. Johnson Controls (buildings energy efficiency, U.S.) also rose 42.8% due to its late cycle automation business, while improving late cycle utility spending drove a 26.6% return at Cooper Industries PLC (energy efficiency, U.S.), and growth in specialist automation activities helped Invensys (energy efficiency, UK) to return 29.8%. A weakened Euro and group reorganization, as well as M&A speculation drove a 32.2% return at GEA Group AG (energy efficiency, Germany). M&A activity had a positive influence on performance during the year with Baldor Electric (energy efficiency, U.S.) performing well following a takeover bid from Swiss Group ABB (energy efficiency, not a portfolio holding), returning 128.8% during the year. Finally, a weakening of the Japanese Yen drove a 45.9% return at Murata Manufacturing Co., Ltd. (energy efficiency, Japan), while the weak pound drove a 54.5% return at Rotork PLC (energy efficiency, UK). Xinyi Glass Holdings, Ltd. (energy efficiency, China) rose 91.0% on ongoing positive news of capacity increases and government housing contracts using energy efficiency glass.
Water and Pollution Control: Pollution control outperformed during 2010, driven by environmental testing equipment companies, which were also beneficiaries of late cycle capital expenditure increases. This trend, as well as M&A, drove a rise of 16.1% at Thermo Fisher Scientific, Inc. with its proposed takeover of competitor Dionex. Campbell Brothers, Ltd. (pollution monitoring and testing labs, Australia), rose 56.0% based on strong growth in its late cycle minerals testing business. Positive U.S. ISM data fed through positively to other U.S. industrial companies, with Pall Corp. (filtration) rising 39.3% during the year. Similarly, Roper Industries, Inc. (automated meter reading, U.S.) rose 46.9%, while Nalco Holdings Corp. (water treatment) had its credit rating upgraded amid the improving sector sentiment and rose 25.9%. Idex (infrastructure) was up 27.8% on results which exceeded market expectation. Selected Asian names performed strongly, including ENN Energy (pollution control, China) which rose 57.2% on an announced pass-through of gas price increases. Finally, Manila Water Co. (utility, Philippines) rose 32.9% on substantial new capex plans. The weakened Japanese Yen and an improving outlook for the technology and semiconductor sectors more broadly supported the performance of Horiba, Ltd. (pollution monitoring and testing, Japan) which returned 18.4%.
Waste and Resource Management: During the year, despite price volatility, Sims Metal Management, Ltd.(metals recycling, Australia) rose 14.4% as emerging markets drove demand and pricing for scrap steel. Stericycle, Inc. (clinical waste management,

December 31, 2010
Pax World Global Green Fund, continued
U.S.) rose 46.7% during 2010 based on solid core business growth, small M&A transactions and the opportunity of up-selling services to existing customers.
What portfolio holdings detracted from performance? Alternative Energy & Energy Efficiency: Alternative energy was the largest underperformer during the year, driven by weakness in the wind market. EDP Renovaveis (wind IPP, Portugal) fell -38.7%. Turbine manufacturers also underperformed with Vestas Wind Systems A/S (Denmark) and Gamesa Corp. Tecnologica SA (Spain) falling -53.26% and -59.9%, respectively, whilst gearbox supplier Hansen Transmissions (wind gearboxes, Belgium) fell -48.0%. Sunpower Corp. (solar, U.S.) fell -39.6%, largely due to subsidy cuts in key markets, and Ormat Technologies, Inc. (geothermal, U.S.) fell -22.4% on permitting problems. Separately, Yingde Gases Group Co., Ltd. (energy efficiency, China) returned -19.9% on news of the shuttering of some steel capacity in China to address government pollution targets; Yingde supplies oxygen and expertise to the steel industry for an energy efficient process.
Water and Pollution Control: Relative underperformance during the year came from defensive stocks American Water Work Co. and California Water (water utilities, U.S.) and UK utility Pennon Group PLC, which rose 1.40%, 1.48% and 2.10%, respectively, falling behind the broader ‘industrials-led’ recovery in the global markets. Furthermore, Veolia (utility, France) fell -5.9% over balance sheet concerns, management issues, restructuring concerns and fears of a slower than anticipated recovery in global GDP. In the U.S., Itron, Inc. (automated meter reading) fell -17.9% on concerns that the company doesn’t offer a differentiated technology, and that there are no remaining projects of scale in the U.S. market for the company to target. Finally, investor concerns regarding a lack of visibility in European construction markets and concerns that government-funded projects will slow down as budget deficits are addressed precipitated a -23.2% fall at Wavin NV (water infrastructure) during the year.
Waste and Resource management: During the year, Covanta Holdings Corp. (waste to energy, U.S.) disappointed on permitting problems and exposure to low power prices, returning -3.5%. Ongoing concerns on Japanese industrial volumes prompted a return of only 4.3% at Japanese hazardous waste manager Daiseki Co., Ltd., while in the UK, general waste management group Shanks returned -5.6% following the collapse of a takeover by a private equity group. Finally, LKQ Corp. (end of life vehicle recycling, U.S.) fell -3.32% on the negative impact of the U.S. cash-for-clunkers impact, as it was unable, by law, to sell ‘clunker’ engines in the aftermarket.

December 31, 2010
Portfolio Highlights
Average Total Returns — Period ended December 31, 2010

	Ticker		Since
Share class	Symbol	1 year	Inception

Individual Investor Class[1]	PGRNX	11.20%	-0.73%
Institutional Class[1]	PGINX	11.56%	-0.49%
R Class[1]	PGRGX	11.01%	-1.00%

MSCI World (Net) Index[2,4]		11.76%	-2.10%
FTSE Environmental Opportunities Index Series[3,4]		18.18%	1.07%

[1]	The Fund’s inception date is March 27, 2008. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of January 2010 the MSCI World (Net) Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for

December 31, 2010
Pax World Global Green Fund, continued

the MSCI World Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax World Global Green Fund.

[4]	Unlike the Global Green Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

Foreign Stocks	59.1%
U.S. Stocks	37.7%
Cash & Equivalents	3.2%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

GEA Group AG	3.6%
Thermo Fisher Scientific, Inc.	3.2%
Ingersoll-Rand PLC.	3.2%
Campbell Brothers, Ltd.	3.2%
California Water Service Group	3.1%
Yingde Gases	3.1%
Daiseki Co., Ltd.	3.0%
Watts Water Technologies, Inc., Class A.	3.0%
Pall Corp.	3.0%
Nalco Holdings Co.	3.0%

Total	31.4%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

December 31, 2010
Industries

Industry	Percent of Net Assets

Machinery	23.7%
Chemicals	11.6%
Commercial Services & Supplies	8.4%
Electrical Equipment	8.0%
Electronic Equipment Instruments & Components	7.0%
Auto Components	6.9%
Water Utilities	5.5%
Household Products	3.2%
Life Sciences Tools & Services	3.2%
Gas Utilities	2.8%
Industrial Conglomerates	2.8%
Multi-Utilities	2.8%
Electric Utilities	2.4%
Electronic Equip & Instruments	1.8%
Metals & Mining	1.8%
Independent Power Producers & Energy Traders	1.5%
Construction & Engineering	1.4%
Other	5.2%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.
Geographic Diversification

Country	Percent of Net Assets

United States	36.9%
Japan	14.0%
Hong Kong	7.4%
United Kingdom	7.1%
Germany	6.6%
China	5.1%
Australia	5.0%
Ireland	4.8%
France	2.8%
Taiwan	1.7%
Spain	1.5%
Belgium	1.0%
Philippines	0.9%
Other	5.2%
Total	100.0%

December 31, 2010
Sustainable Investing
Sustainability Update
The beginning of a new year is, in our world, a time to anticipate the start of a new proxy season and the opportunities it gives us to help improve the prospects of the companies in which we invest. This year marks the first year that public companies will be required to offer shareholders the opportunity to cast an advisory vote on their executive compensation plans, and to offer shareholders the choice of having such a vote every one, two or three years.
Corporate governance is a comprehensive measure, including hundreds of individual data points and criteria. While there is a great deal of variation in how different investors and rating agencies see governance, executive compensation is included in all of them. In fact, there is probably no single indicator of governance that is more important than executive compensation, and none that is more fundamentally broken. Despite increasingly frequent episodes of outrage over the size of executive compensation—most recently during the financial crisis—and increasingly specific regulation over what must be reported, it is difficult to point to any real progress in reining in excessive executive compensation over the past two decades. In part because of the financial crisis, and revelations that some of the most outlandish compensation was awarded to CEOs and other executives of some of the firms most responsible for the economic woes we have endured, the SEC last year required all companies to offer their shareholders the opportunity to provide an advisory vote on their executive compensation packages, and further stipulated that companies must do this at least every three years. Companies can choose whether to do this annually, or less frequently.
We are now on the threshold of seeing those advisory votes on company proxies. Since the regulation was finalized, we have seen nine executive compensation plans on company proxies, and we are about to see them for every U.S. company in our portfolios, most of them during proxy season (roughly March through June). We have voted against two-thirds of them, and we anticipate a great many more votes against compensation packages as the proxy season heats up. We have voted in favor of every resolution proposing an annual vote, and against all those proposing less frequent reporting.

December 31, 2010
Executive compensation is one of the most effective ways that the incentives of corporate management can be aligned with those of shareholders. Compensation packages with vague or sparse ties to financial performance are common, and we now have a new tool to use to let companies know how we feel about it. If all shareholders did this, reform might indeed happen. It took a lot of momentum to get to this point, and Pax World was one of the investors that helped create and sustain that momentum: we sent comments to the SEC on its proposed rule on executive compensation; we filed several “Say on Pay” resolutions; and we communicated our strong support for the advisory vote to the drafters of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which made such votes mandatory for the first time. Driving wedges into the largely opaque and cloistered system of lavish executive compensation hasn’t been easy, and progress hasn’t been fast. But we’ve struck pay dirt, and we will continue to dig.
In a much less well-publicized rulemaking last year, the SEC also began for the first time to require boards to report on their diversity, and again, Pax World was one of the enterprises that supported this new rule when the SEC proposed it. Pax World has been co-leading a global engagement on board diversity under the auspices of the United Nations Principles for Responsible Investment for nearly a year, and we have conducted a thorough review of the academic literature linking women’s empowerment with financial performance. What we know from this experience is that diverse boards are more likely to do a better job of overseeing and managing corporate governance than homogeneous ones—in the United States, that means all-white, all-male boards—and that those differences actually matter in financial measures like earnings quality and more conservative earnings reporting. We are working hard to create investor momentum in favor of more diverse boards. If most investors voted as we do at Pax World—withholding votes from every board slate that includes no women—we could make real progress in the dismal statistics on board diversity, and very likely in the quality of corporate governance. We will be launching new initiatives to encourage other investors to vote as we do.
On both issues—executive compensation and board diversity—we have been part of what Margaret Mead called a small group of committed individuals, which she maintained was the only thing that has ever changed the world. As a small firm dedicated to sustainable investing, we are always aware that progress on all measures of sustainability is needed, and that even a large

December 31, 2010
Sustainability Report, continued
investor working alone probably won’t get very far. But working with others, and leading where we can, we have shown that progress is not just possible, it’s underway.
Pax World ESG Criteria
Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:
Environment
•	Air, water & soil emissions

•	Pollution prevention

•	Recycling & waste reduction

•	Energy & resource efficiency

•	Use of clean & renewable energy

•	Climate change initiatives

•	Promoting sustainable development
Workplace
•	Diversity

•	Equal opportunity

•	Workplace health & safety

•	Labor-management relations

•	Vendor standards

•	Human rights
Corporate Governance
•	Board independence & diversity

•	Executive compensation

•	Auditor independence

•	Shareholder rights

•	Disclosure & transparency

•	Business ethics

•	Legal & regulatory compliance
Product Integrity
•	Product health & safety

•	Animal welfare

•	Consumer issues

•	Emerging technology issues
Community
•	Community commitment & relationships

•	Philanthropic activities

•	Responsible lending practices

December 31, 2010
Shareholder Expense Examples
Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, International, High Yield Bond, Global Women’s Equality, or Global Green Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2010 and ending on December 31, 2010.
Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.
Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

December 31, 2010
Shareholder Expense Examples, continued
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
Based on Actual Fund Return	(7/1/10)	(12/31/10)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,199.00	0.96%	$5.32
Balanced Fund — Institutional	1,000.00	1,200.30	0.71%	3.94
Balanced Fund — R	1,000.00	1,197.10	1.21%	6.70

Growth Fund — Individual Investor*	1,000.00	1,282.60	1.39%	8.00
Growth Fund — Institutional*	1,000.00	1,284.70	1.14%	6.56
Growth Fund — R*	1,000.00	1,281.70	1.64%	9.43

Small Cap Fund — Individual Investor	1,000.00	1,272.80	1.24%	7.10
Small Cap Fund — Institutional	1,000.00	1,274.10	0.99%	5.67
Small Cap Fund — R	1,000.00	1,271.90	1.49%	8.53

International Fund — Individual Investor	1,000.00	1,215.80	1.40%	7.82
International Fund — Institutional	1,000.00	1,216.50	1.15%	6.42
International Fund — R	1,000.00	1,213.10	1.65%	9.20

High Yield Bond Fund — Individual Investor	1,000.00	1,084.90	0.99%	5.20
High Yield Bond Fund — Institutional	1,000.00	1,087.80	0.74%	3.89
High Yield Bond Fund — R	1,000.00	1,083.60	1.24%	6.51

Global Women’s Equality Fund — Individual Investor	1,000.00	1,233.40	1.24%	6.98
Global Women’s Equality Fund — Institutional	1,000.00	1,235.10	0.99%	5.58

Global Green Fund — Individual Investor	1,000.00	1,240.40	1.40%	7.91
Global Green Fund — Institutional	1,000.00	1,241.50	1.15%	6.50
Global Green Fund — R	1,000.00	1,238.60	1.65%	9.31

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2010 and ending on December 31, 2010).

*	Effective May 1, 2010, the expense caps for the Growth Fund were reduced (see Note B for more information). Expense examples are based on the most recent six-month expense ratio, which will differ from the annual expense ratio shown in the Financial Highlights.

December 31, 2010
Shareholder Expense Examples, continued

	Beginning	Ending	Annualized
Based on Hypothetical 5% Return	Account Value	Account Value	Expense	Expenses Paid
(before expenses)	(7/1/10)	(12/31/10)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,020.37	0.96%	$4.89
Balanced Fund — Institutional	1,000.00	1,021.63	0.71%	3.62
Balanced Fund — R	1,000.00	1,019.11	1.21%	6.16

Growth Fund — Individual Investor*	1,000.00	1,018.10	1.39%	7.07
Growth Fund — Institutional*	1,000.00	1,019.36	1.14%	5.80
Growth Fund — R*	1,000.00	1,016.84	1.64%	8.34

Small Cap Fund — Individual Investor	1,000.00	1,018.95	1.24%	6.31
Small Cap Fund — Institutional	1,000.00	1,020.21	0.99%	5.04
Small Cap Fund — R	1,000.00	1,017.69	1.49%	7.58

International Fund — Individual Investor	1,000.00	1,018.15	1.40%	7.12
International Fund — Institutional	1,000.00	1,019.41	1.15%	5.85
International Fund — R	1,000.00	1,016.89	1.65%	8.39

High Yield Bond Fund — Individual Investor	1,000.00	1,020.21	0.99%	5.04
High Yield Bond Fund — Institutional	1,000.00	1,021.48	0.74%	3.77
High Yield Bond Fund — R	1,000.00	1,018.95	1.24%	6.31

Global Women’s Equality Fund — Individual Investor	1,000.00	1,018.95	1.24%	6.31
Global Women’s Equality Fund — Institutional	1,000.00	1,020.21	0.99%	5.04

Global Green Fund — Individual Investor	1,000.00	1,018.15	1.40%	7.12
Global Green Fund — Institutional	1,000.00	1,019.41	1.15%	5.85
Global Green Fund — R	1,000.00	1,016.89	1.65%	8.39

[1]	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2010 and ending on December 31, 2010).

*	Effective May 1, 2010, the expense caps for the Growth Fund were reduced (see Note B for more information). Expense examples are based on the most recent six-month expense ratio, which will differ from the annual expense ratio shown in the Financial Highlights.

December 31, 2010
Schedule of Investments
Pax World Balanced Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 73.0%

Consumer Discretionary: 3.4%
Best Buy Co., Inc. (h)(j)	140,000	$4,800,600
BorgWarner, Inc. (a)(j)	166,098	12,018,851
Darden Restaurants, Inc.	120,000	5,572,800
Expedia, Inc. (h)(j)	314,800	7,898,332
Hennes & Mauritz AB, B Shares	135,000	4,496,184
Lowe’s Cos., Inc. (h)	425,000	10,659,000
Macy’s, Inc.	85,000	2,150,500
McDonald’s Corp. (j)	62,000	4,759,120
Target Corp. (h)	130,000	7,816,900
Time Warner, Inc.	210,000	6,755,700

		66,927,987

Consumer Staples: 5.6%
Corn Products International, Inc.	488,860	22,487,560
General Mills, Inc. (j)	50,000	1,779,500
Hansen Natural Corp. (a)	245,000	12,808,600
Kraft Foods, Inc., Class A	835,000	26,310,850
Natura Cosmeticos SA	135,000	3,878,404
PepsiCo, Inc. (h)	411,000	26,850,630
Procter & Gamble Co., The	275,000	17,690,750

		111,806,294

Energy: 10.9%
Baker Hughes, Inc. (j)	580,410	33,182,040
ConocoPhillips	461,500	31,428,150
Ensco PLC, ADR (j)	684,300	36,527,934
EQT Corp. (j)	645,300	28,935,252
Noble Corp. (j)	826,154	29,551,529
Quicksilver Resources, Inc. (a)(j)	475,000	7,001,500
Range Resources Corp.	50,000	2,249,000
Sasol Ltd., ADR	149,900	7,802,295
Statoil ASA, ADR (j)	921,825	21,911,780
Suncor Energy, Inc.	463,200	17,735,928

		216,325,408

Financials: 6.4%
American Express Co. (h)	220,000	9,442,400
Bank of New York Mellon Corp., The	421,300	12,723,260
BlackRock, Inc. (h)	77,500	14,769,950
China Life Insurance Co. Ltd., ADR	180,000	11,010,600
Digital Realty Trust, Inc., REIT (j)	150,000	7,731,000
Goldman Sachs Group, Inc., The (h)	73,500	12,359,760
Hospitality Properties Trust, REIT	200,000	4,608,000
JPMorgan Chase & Co. (h)	441,725	18,737,975
optionsXpress Holdings, Inc. (h)(j)	790,058	12,380,209
State Street Corp. (h)	270,600	12,539,604
Willis Group Holdings PLC	325,200	11,261,675

		127,564,433

Health Care: 8.7%
Amgen, Inc. (a)(h)	302,371	16,600,168
Becton, Dickinson & Co.	513,530	43,403,556
Gilead Sciences, Inc. (a)(h)	651,000	23,592,240
Mylan, Inc. (a)	1,145,000	24,193,850
Pfizer, Inc. (h)	370,000	6,478,700
Roche Holding AG	122,500	17,957,616
St. Jude Medical, Inc. (a)	105,000	4,488,750
Teva Pharmaceutical Industries, Ltd., ADR (h)	647,581	33,758,397
Thermo Fisher Scientific, Inc. (a)(h)	65,000	3,598,400

		174,071,677

Industrials: 12.6%
Cia de Concessoes Rodoviarias	275,000	7,769,578
Cummins, Inc. (h)	512,300	56,358,123
Deere & Co. (h)	763,900	63,441,895
Diana Shipping, Inc. (a)(h)(j)	847,700	10,189,354
Emerson Electric Co.	486,534	27,815,149
Empresas ICA SAB de CV, ADR (a)	1,180,500	12,041,100
Expeditors International of Washington, Inc.	414,500	22,631,700
Ingersoll-Rand PLC (j)	421,400	19,843,726
Iron Mountain, Inc. (h)(j)	170,000	4,251,700
Nordson Corp.	277,500	25,496,700

		249,839,025

Information Technology: 14.8%
Altera Corp. (j)	235,000	8,361,300
BMC Software, Inc. (a)(h)	235,000	11,077,900
Cisco Systems, Inc. (a)	475,000	9,609,250
Citrix Systems, Inc. (a)	252,800	17,294,048
EMC Corp. (a)	2,516,899	57,636,987
Google, Inc., Class A (a)	47,760	28,368,007
Intel Corp. (h)	635,000	13,354,050
Intuit, Inc. (a)(j)	830,000	40,919,000
Microsoft Corp. (h)	703,270	19,635,298
Oracle Corp. (h)	225,000	7,042,500
QUALCOMM, Inc. (h)	920,900	45,575,341
Riverbed Technology, Inc. (a)(j)	741,400	26,075,038
Taiwan Semiconductor, ADR (a)	430,399	5,397,204
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Information Technology, continued
Teradata Corp.	75,000	$3,087,000

		293,432,923

Materials: 3.1%
Nucor Corp. (j)	260,000	11,393,200
Rio Tinto PLC, ADR (j)	357,200	25,596,952
Syngenta AG, ADR	330,000	19,397,400
Vale SA, ADR (h)	165,000	5,704,050

		62,091,602

Telecommunication Services: 5.4%
America Movil SAB de CV, Series L, ADR (h)	610,667	35,015,646
American Tower Corp., Class A (a)(h)	731,867	37,793,612
Portugal Telecom SGPS SA	766,771	8,752,683
Vodafone Group PLC, ADR (j)	948,700	25,074,140

		106,636,081

Utilities: 2.1%
Oneok, Inc.	673,028	37,332,862
Veolia Environnement, ADR (h)	80,000	2,348,801

		39,681,663

Total Common Stocks (Cost $1,139,324,938)		1,448,377,093

EXCHANGE TRADED FUNDS: 1.4%
iShares Barclays TIPS Bond Fund	50,100	5,386,752
iShares Silver Trust (a)(j)	550,000	16,599,000
SPDR Gold Shares (a)	35,250	4,889,880

Total Exchange Traded Funds (Cost $17,083,180)		26,875,632

BONDS: 26.1%

CORPORATE BONDS: 11.0%

Community Investments: 0.3%
Calvert Social Investment
Foundation, 3.000%, 03/31/11	$500,000	500,000
Calvert Social Investment
Foundation, 3.000%, 11/30/11	1,500,000	1,500,330
Calvert Social Investment
Foundation, 3.000%, 12/31/11	1,500,000	1,500,000
Self Help Venture Note, 4.228%,
01/28/15 (g)	2,000,000	2,000,112

		5,500,442

Consumer Discretionary: 0.5%
Harley-Davidson Funding Corp.,
144A, 5.250%, 12/15/12 (i)	2,000,000	2,095,440
Staples, Inc., 7.375%, 10/01/12	5,000,000	5,479,065
VF Corp., 5.950%, 11/01/17	1,235,000	1,379,551

		8,954,056

Consumer Staples: 1.0%
Corn Products International, Inc.,
3.200%, 11/01/15	500,000	502,078
Estee Lauder Co., Inc.,
6.000%, 01/15/12	1,599,000	1,678,211
Estee Lauder Co., Inc.,
7.750%, 11/01/13	5,000,000	5,860,940
Kimberly-Clark Corp.,
5.000%, 08/15/13	3,150,000	3,446,078
Kimberly-Clark Corp.,
6.125%, 08/01/17	5,000,000	5,843,405
Kraft Foods, Inc.,
6.125%, 08/23/18	2,000,000	2,290,342

		19,621,054

Energy: 0.9%
Baker Hughes, Inc.,
7.500%, 11/15/18	2,230,000	2,800,624
ConocoPhillips,
5.200%, 05/15/18	2,850,000	3,157,427
ONEOK Partners, LP,
8.625%, 03/01/19	3,775,000	4,717,017
Statoil ASA,
5.250%, 04/15/19	3,000,000	3,347,361
Statoil ASA, 144A,
5.125%, 04/30/14 (i)	3,000,000	3,307,082
Talisman Energy, Inc.,
3.750%, 02/01/21	1,000,000	942,248

		18,271,759

Financials: 3.9%
American Express Bank,
FSB, 5.500%, 04/16/13	2,000,000	2,156,748
American Express Centurion
Bank, 5.550%, 10/17/12	2,000,000	2,140,150
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Financials, continued
American Express Co.,
7.000%, 03/19/18	$1,000,000	$1,166,457
American Express Travel, 144A,
5.250%, 11/21/11 (i)	2,000,000	2,064,518
American Honda Finance Corp.,
3.750%, 03/16/11 (c)(US)	2,000,000	2,684,119
American Honda Finance Corp.,
144A, 6.700%, 10/01/13 (i)	3,000,000	3,396,135
Bank of New York Mellon Corp, The,
5.125%, 08/27/13	3,000,000	3,290,943
Bank of New York Mellon Corp., The,
4.300%, 05/15/14	4,000,000	4,271,328
BB&T Corp.,
6.850%, 04/30/19	2,000,000	2,307,710
Bear Stearns Co. LLC,
6.950%, 08/10/12	2,000,000	2,182,828
Branch Banking & Trust Co./Wilson NC,
0.622%, 09/13/16	2,000,000	1,839,108
Credit Suisse New York,
5.000%, 05/15/13	4,855,000	5,228,277
Goldman Sachs Group, Inc., The,
5.450%, 11/01/12	2,000,000	2,139,986
Goldman Sachs Group, Inc., The,
5.350%, 01/15/16	3,350,000	3,603,223
JPMorgan Chase & Co.,
5.125%, 09/15/14	2,000,000	2,129,934
JPMorgan Chase & Co.,
3.700%, 01/20/15	2,000,000	2,071,714
JPMorgan Chase & Co.,
3.400%, 06/24/15	2,000,000	2,041,616
JPMorgan Chase & Co.,
4.400%, 07/22/20	1,000,000	986,144
Lincoln National Corp.,
6.200%, 12/15/11	2,650,000	2,776,182
Monumental Global Funding, Ltd.,
144A, 5.500%, 04/22/13 (i)	2,000,000	2,141,404
National City Corp,
4.000%, 02/01/11	2,000,000	2,012,500
PNC Bank NA,
6.875%, 04/01/18	2,000,000	2,289,436
Principal Life Global Funding I,
144A, 6.250%, 02/15/12 (i)	2,000,000	2,087,764
Principal Life Income Funding Trust,
5.300%, 12/14/12	2,000,000	2,152,578
Prudential Financial, Inc.,
4.750%, 04/01/14 (j)	3,000,000	3,179,676
Prudential Financial, Inc.,
7.375%, 06/15/19	2,000,000	2,361,888
Prudential Financial, Inc.,
3.140%, 11/02/20	3,000,000	2,900,130
Toyota Motor Credit Corp.,
4.625%, 02/01/11 (d)(US)	2,000,000	3,126,281
Toyota Motor Credit Corp.,
2.670%, 01/18/15	2,000,000	1,957,500
Willis North America, Inc.,
5.625%, 07/15/15	4,895,000	5,148,718
Wilmington Trust Corp.,
8.500%, 04/02/18 (j)	1,000,000	1,143,075

		78,978,070

Health Care: 1.3%
Becton, Dickinson & Co.,
3.250%, 11/12/20	3,000,000	2,821,707
Biogen Idec, Inc.,
6.875%, 03/01/18	2,500,000	2,822,443
Celgene Corp.,
2.450%, 10/15/15	2,000,000	1,944,824
Express Scripts, Inc.,
6.250%, 06/15/14	3,000,000	3,356,511
Teva Pharmaceutical Finance Co. LLC,
5.550%, 02/01/16	2,000,000	2,255,718
UnitedHealth Group, Inc.,
4.875%, 02/15/13	2,500,000	2,662,950
UnitedHealth Group, Inc.,
4.875%, 03/15/15	119,000	127,310
UnitedHealth Group, Inc.,
5.375%, 03/15/16	4,000,000	4,409,936
UnitedHealth Group, Inc.,
6.000%, 02/15/18	2,500,000	2,842,033
WellPoint Health Networks, Inc.,
6.375%, 01/15/12	2,991,000	3,153,731

		26,397,163

Industrials: 0.6%
Emerson Electric Co.,
5.250%, 10/15/18 (j)	1,000,000	1,112,629
Ingersoll-Rand Co.,
6.443%, 11/15/27	2,000,000	2,205,252
Ryder System, Inc.,
6.000%, 03/01/13	2,000,000	2,151,084
Ryder System, Inc.,
5.850%, 11/01/16	2,000,000	2,199,944
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Industrials, continued
Union Pacific Corp.,
5.700%, 08/15/18	$2,200,000	$2,473,317
United Parcel Service, Inc.,
5.500%, 01/15/18	1,000,000	1,137,712

		11,279,938

Information Technology: 1.3%
Adobe Systems, Inc.,
3.250%, 02/01/15	2,000,000	2,039,386
Adobe Systems, Inc.,
4.750%, 02/01/20	1,150,000	1,178,500
Agilent Technologies, Inc.,
5.500%, 09/14/15	3,000,000	3,261,960
Cisco Systems, Inc.,
5.500%, 02/22/16	4,400,000	5,026,586
Corning, Inc.,
8.875%, 08/15/21	2,000,000	2,534,094
IBM International Group Capital LLC,
5.050%, 10/22/12	2,845,000	3,059,741
International Business Machines Corp. (IBM),
5.700%, 09/14/17 (j)	5,000,000	5,746,875
Intuit, Inc.,
5.400%, 03/15/12	3,500,000	3,666,355

		26,513,497

Materials: 0.2%
Rio Tinto Finance USA, Ltd.,
8.950%, 05/01/14	3,000,000	3,634,842

Telecommunication Services: 0.8%
America Movil SAB de CV,
9.000%, 01/15/16 (e)(f)(MX)	52,000,000	4,506,442
American Tower Corp.,
7.250%, 05/15/19	1,665,000	1,889,828
AT&T, Inc.,
4.850%, 02/15/14 (j)	2,500,000	2,705,480
Verizon Communications, Inc.,
8.750%, 11/01/18	2,000,000	2,615,542
Virgin Media Finance PLC,
6.500%, 01/15/18	1,000,000	1,057,500
Vodafone Group PLC,
5.625%, 02/27/17	3,000,000	3,353,433

		16,128,225

Utilities: 0.2%
American Water Capital Corp.,
6.085%, 10/15/17	3,000,000	3,370,107

Total Corporate Bonds (Cost $203,977,271)		218,649,153

U.S. GOVERNMENT AGENCY BONDS: 5.7%

Federal Farm Credit Bank (Agency): 1.0%
3.850%, 02/11/15	4,000,000	4,349,936
2.950%, 12/13/18	3,500,000	3,391,710
3.875%, 01/10/19	3,000,000	3,003,042
2.875%, 06/03/19	2,000,000	1,921,668
3.240%, 06/28/19	2,000,000	1,963,682
5.500%, 08/22/19	1,900,000	2,215,577
3.240%, 10/05/20	3,000,000	2,887,602

		19,733,217

Federal Home Loan Bank System (Agency): 2.0%
4.875%, 11/15/11 (j)	6,000,000	6,233,436
5.000%, 09/14/12	2,500,000	2,682,283
4.110%, 09/27/13	4,000,000	4,331,316
1.500%, 01/15/15	2,500,000	2,520,548
4.000%, 01/28/15	4,000,000	4,011,052
2.500%, 12/30/15	2,000,000	1,995,644
5.625%, 06/13/16	2,000,000	2,168,224
3.650%, 03/22/17	3,000,000	3,020,739
5.000%, 03/28/18	4,050,000	4,090,941
3.150%, 09/08/20	3,000,000	2,911,386
1.000%, 09/16/20	3,000,000	2,975,073
3.625%, 09/27/23	2,000,000	1,956,907

		38,897,549

Freddie Mac (Agency): (0.7%)
1.375%, 01/09/13 (j)	1,000,000	1,013,345
1.350%, 03/28/14	2,000,000	1,993,884
0.500%, 11/23/15	2,000,000	1,989,794
3.000%, 07/14/16	4,000,000	4,002,532
2.000%, 12/30/16	2,310,000	2,318,658
1.500%, 10/25/17	3,000,000	2,899,041

		14,217,254

Fannie Mae (Agency): (2.0%)
4.000%, 01/28/13 (j)	7,000,000	7,451,864
2.050%, 01/28/13 (j)	3,000,000	3,002,703
4.000%, 04/02/13	3,000,000	3,213,330
3.000%, 08/17/15	3,000,000	3,074,253
1.000%, 12/07/15	2,489,000	2,449,069
2.000%, 12/15/15	2,509,000	2,488,755
2.000%, 03/10/16	3,000,000	2,945,358
4.000%, 01/13/17	3,000,000	3,002,571
2.200%, 10/27/17	5,000,000	4,708,795
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

U.S. GOVERNMENT AGENCY BONDS, continued

Fannie Mae (Agency), continued
1.000%, 12/15/20	$3,000,000	$2,965,035
3.000%, 07/14/22	3,750,000	3,725,640

		39,027,373

Total U.S. Government Agency Bonds (Cost $110,770,446)		111,875,393

GOVERNMENT BONDS: 0.7%
Canadian Government,
2.500%, 06/01/15 (b)(CA)	3,000,000	3,042,693
Private Export Funding Corp.,
4.974%, 08/15/13	2,000,000	2,206,092
US Dept of Housing & Urban Development,
4.330%, 08/01/15	3,000,000	3,296,538
US Dept of Housing & Urban Development,
4.620%, 08/01/18	5,000,000	5,552,210

Total Government Bonds (Cost $12,884,786)		14,097,533

MUNICIPAL BONDS: 2.1%
Alderwood Washington Water & Waste. Distr.,
5.150%, 12/01/25	2,435,000	2,454,285
Chicago Board of Education,
5.000%, 12/01/24	3,000,000	3,019,020
City of Chicago, Illinois G.O.,
5.250%, 01/01/17	4,000,000	4,375,240
Florida State Board of Education,
5.250%, 06/01/16	1,180,000	1,364,410
Florida State Board of Education,
5.000%, 06/01/16	3,050,000	3,439,851
Georgia, The State G.O.,
5.000%, 05/01/23	2,000,000	2,205,760
Illinois State Toll Highway Authority,
5.000%, 01/01/23	4,000,000	4,111,520
Illinois State Toll Highway Authority, Series A-1,
5.000%, 01/01/23	2,000,000	2,066,800
Iowa Finance Authority,
3.430%, 08/01/19	2,000,000	1,888,680
Iowa Finance Authority Revolving Fund,
5.000%, 08/01/26	2,000,000	2,109,700
Massachusetts Bay Transportation Authority,
5.250%, 07/01/14	1,185,000	1,338,955
Massachusetts Water Resource Authority,
5.000%, 08/01/23	2,450,000	2,620,177
Massachusetts, The Commonwealth G.O.,
5.000%, 09/01/14	2,000,000	2,245,780
Metropolitan Washington DC Airport Authority,
4.625%, 10/01/24	3,000,000	3,014,340
New York State Dormitory Authority, Series A,
5.000%, 02/15/23	2,000,000	2,157,720
Portland Oregon Urban Renewal & Redevelopment,
6.031%, 06/15/18	3,800,000	4,191,059

Total Municipal Bonds (Cost $42,035,070)		42,603,297

U.S. TREASURY NOTE: 1.6%
3.375%, 06/30/13	1,000,000	1,064,922
1.875%, 07/15/13 (TIPS)(j)	2,381,540	2,541,363
3.125%, 08/31/13 (j)	5,000,000	5,305,080
3.125%, 09/30/13 (j)	3,000,000	3,183,048
2.750%, 10/31/13 (j)	7,000,000	7,359,296
2.000%, 01/15/14 (TIPS)(j)	3,550,860	3,815,509
1.875%, 07/15/15 (TIPS)(j)	2,810,950	3,048,562
3.625%, 02/15/20 (j)	2,000,000	2,075,938
1.250%, 07/15/20 (TIPS)(j)	4,011,320	4,112,859

Total U.S. Treasury Notes (Cost $31,110,637)		32,506,577

MORTGAGE-BACKED SECURITIES: 5.0%

U.S. GOVERNMENT MORTGAGE-BACKED: 4.8%

Ginnie Mae (Mortgage-Backed) 0.5%
6.000%, 02/15/19	342,354	374,878
4.000%, 05/15/19	1,257,881	1,311,930
6.000%, 05/15/21	672,754	735,194
6.000%, 07/15/21	137,911	150,366
6.000%, 02/15/22	742,694	809,073
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

U.S. GOVERNMENT MORTGAGE-BACKED, continued

Ginnie Mae (Mortgage-Backed), continued
6.000%, 08/15/35	$1,414,787	$1,563,624
6.000%, 05/20/36	538,848	593,672
6.000%, 01/15/38	1,711,855	1,910,668
6.000%, 01/15/38	811,905	894,020
6.000%, 08/20/38	817,190	896,759

		9,240,184

Freddie Mac (Mortgage-Backed): 1.5%
4.000%, 05/01/14	579,878	606,772
5.000%, 08/01/18	1,376,521	1,468,146
4.500%, 09/01/18	464,759	490,757
4.000%, 09/01/18	357,994	372,761
5.500%, 10/01/18	401,189	432,782
5.500%, 10/01/18	273,460	294,995
5.000%, 10/01/18	566,808	604,536
5.000%, 11/01/18	277,340	295,801
5.000%, 11/01/18	236,252	251,977
4.000%, 10/01/25	2,939,561	3,029,126
3.500%, 11/01/25	2,870,251	2,892,674
5.500%, 12/01/27	2,621,058	2,800,542
5.689%, 05/01/36	244,970	256,959
5.939%, 04/01/37	1,355,631	1,438,652
7.462%, 09/01/37	285,790	307,873
2.822%, 01/01/38	2,787,260	2,912,600
5.000%, 07/01/39	3,102,353	3,270,701
5.000%, 08/01/39	2,182,735	2,294,380
5.500%, 10/01/39	2,553,146	2,732,368
3.500%, 01/01/41	1,970,000	1,877,963
3.500%, 01/01/41	1,892,954	1,806,406

		30,438,771

Fannie Mae (Mortgage-Backed): 2.8%
5.500%, 11/01/11	13,791	14,204
5.000%, 01/01/14	371,945	397,018
5.000%, 02/01/14	253,597	270,906
5.000%, 04/01/18	1,445,112	1,547,624
4.500%, 07/01/18	1,504,335	1,594,125
3.500%, 09/01/18	897,353	929,882
3.500%, 10/01/18	99,536	103,144
3.500%, 10/01/18	613,923	636,177
5.000%, 11/01/18	39,005	41,771
5.000%, 11/01/18	284,091	304,244
5.000%, 11/01/18	417,838	447,479
5.000%, 02/01/19	1,153,950	1,234,366
4.000%, 02/01/19	1,428,842	1,495,596
4.500%, 11/01/19	1,021,546	1,081,243
5.000%, 01/01/20	917,482	986,579
5.000%, 03/01/20	754,321	805,945
5.000%, 10/01/20	1,589,176	1,708,861
3.500%, 01/01/21	3,000,000	3,108,750
5.000%, 10/01/23	913,602	973,186
4.000%, 06/01/24	2,784,474	2,872,794
4.500%, 01/01/25	780,193	821,592
4.000%, 03/01/25	2,725,370	2,818,203
3.500%, 10/01/25	2,929,067	2,956,985
8.000%, 05/01/30	53,915	62,404
6.000%, 09/25/30	2,688,165	2,746,742
6.500%, 06/01/32	294,676	331,385
5.000%, 12/01/33	3,421,370	3,615,943
3.507%, 12/01/33	227,440	234,611
2.375%, 12/01/33	504,717	527,296
6.000%, 02/01/34	891,135	977,639
2.410%, 05/01/34	1,665,998	1,733,551
4.170%, 01/01/35	1,049,642	1,096,643
2.059%, 03/01/35	931,418	947,558
4.594%, 06/01/35	653,748	684,302
5.500%, 10/01/35	2,216,095	2,383,531
6.000%, 04/01/36	92,067	101,810
6.000%, 04/01/36	315,598	344,261
5.381%, 05/01/36	492,502	512,682
5.461%, 06/01/37	1,111,183	1,179,087
6.000%, 03/01/39	2,341,431	2,546,767
5.000%, 03/01/39	3,036,709	3,240,722
4.500%, 09/01/40	2,441,413	2,509,081
6.000%, 01/25/41	2,196,963	2,246,622

		55,173,311

COMMERCIAL MORTGAGE-BACKED: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp.,
4.738%, 07/15/42	2,000,000	2,091,953
Morgan Stanley Capital I, Inc.,
4.989%, 08/13/42	2,000,000	2,119,982

		4,211,935

Total Mortgage-Backed Securities (Cost $96,180,445)		99,064,201

Total Bonds (Cost $496,958,655)		518,796,154

CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union,
1.850%, 05/07/11	100,000	100,000
Urban Partnership Bank,
0.650%, 04/04/11	248,000	248,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

TOTAL CERTIFICATES OF DEPOSIT (Cost $348,000)		$348,000

MONEY MARKET: 0.0%
Self Help Credit Union Money Market Account (Cost $260,376)	260,376	260,376

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 7.0%
State Street Navigator Securities Lending Prime Portfolio, 0.360% (Cost $138,578,931)	138,578,931	138,578,931

TOTAL INVESTMENTS: 107.5% (Cost $1,792,554,080)		2,133,236,186

PAYABLE UPON RETURN OF SECURITIES LOANED—(NET): -7.0%		(138,578,931)

OTHER ASSETS AND LIABILITIES— (NET): -0.5%		(9,303,373)

NET ASSETS: 100.0%		$1,985,353,882

(a)	Non income producing security.

(b)	Principal amount is in Canadian dollars; value is in U.S. dollars.

(c)	Principal amount is in Euro dollars; value is in U.S. dollars.

(d)	Principal amount is in Great British pounds; value is in U.S. dollars.

(e)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(f)	Illiquid security.

(g)	Fair Valued security.

(h)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(i)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(j)	Security or partial position of this security was on loan as of December 31, 2010. The total market value of securities on loan as of December 31, 2010 was $142,948,193.

ADR	American Depository Receipt

CA	Canada

LP	Limited Partnership

MX	Mexico

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

US	United States
SCHEDULE OF WRITTEN OPTIONS

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CALLS:
America Movil SAB de CV, Series L, ADR expires January 2011, exercise price $55.00	100	$(20,700)
America Movil SAB de CV, Series L, ADR expires January 2011, exercise price $60.00	300	(4,500)
American Express Co. expires April 2011, exercise price $45.00	1,000	(165,000)
Expedia, Inc. expires April 2011, exercise price $32.00	500	(21,500)
optionsXpress Holdings, Inc. expires June 2011, exercise price $15.50	1,600	(240,000)
optionsXpress Holdings, Inc. expires June 2011, exercise price $18.00	400	(20,000)
QUALCOMM, Inc. expires January 2011, exercise price $45.00	1,000	(465,000)

TOTAL WRITTEN CALL OPTIONS

(Premiums Received $669,670)		$(936,700)

PUTS:
Adobe Systems, Inc. expires January 2011, exercise price $30.00	200	$(9,400)
American Express Co. expires July 2011, exercise price $35.00	500	(67,000)
Amgen, Inc. expires July 2011, exercise price $50.00	300	(57,000)
Best Buy Co. expires June 2011, exercise price $35.00	300	(100,500)
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS, continued

PUTS, continued
Best Buy Co. expires March 2011, exercise price $30.00	300	$(13,500)
BlackRock, Inc. expires April 2011, exercise price $135.00	300	(16,500)
BMC Software, Inc. expires January 2011, exercise price $35.00	800	(4,000)
Diana Shipping, Inc. expires January 2011, exercise price $12.50	300	(18,000)
Gilead Sciences, Inc. expires January 2011, exercise price $40.00	265	(100,700)
Goldman Sachs Group, Inc., The expires January 2011, exercise price $110.00	250	(1,000)
Hewlett-Packard Co. expires January 2011, exercise price $35.00	300	(1,800)
Hewlett Packard Co. expires January 2011, exercise price $45.00	500	(152,500)
Iron Mountain, Inc. expires April 2011, exercise price $20.00	200	(6,000)
JPMorgan Chase & Co. expires March 2011, exercise price $33.00	300	(9,000)
Lowe’s Cos., Inc. expires April 2011, exercise price $18.00	300	(4,800)
Microsoft Corp. expires April 2011, exercise price $21.00	500	(6,500)
Molycorp, Inc. expires June 2011, exercise price $22.50	300	(18,000)
Molycorp, Inc. expires March 2011, exercise price $25.00	600	(27,000)
Oracle Corp. expires March 2011, exercise price $24.00	300	(3,600)
PepsiCo, Inc. expires April 2011, exercise price $57.50	300	(15,900)
Pfizer, Inc. expires September 2011, exercise price $15.00	500	(33,500)
QUALCOMM, Inc. expires January 2011, exercise price $35.00	500	(1,500)
QUALCOMM, Inc. expires January 2011, exercise price $39.00	300	(900)
QUALCOMM, Inc. expires January 2011, exercise price $45.00	200	(2,800)
Staples, Inc. expires January 2011, exercise price $17.50	300	(1,200)
State Street Corp. expires May 2011, exercise price $35.00	300	(21,900)
State Street Corp. expires May 2011, exercise price $40.00	300	(45,600)
Target Corp. expires April 2011, exercise price $45.00	200	(4,800)
Thermo Fisher Scientific, Inc. expires March 2011, exercise price $40.00	300	(9,000)
Time Warner, Inc. expires April 2011, exercise price $27.00	500	(17,000)
Vale SA, ADR expires September 2011, exercise price $27.50	200	(32,000)
Veolia Environnement, ADR expires April 2011, exercise price $25.00	300	(15,000)
Verizon Communications, Inc. expires January 2011, exercise price $20.00	1,300	(1,300)
VF Corp. expires February 2011, exercise price $70.00	300	(7,500)

TOTAL WRITTEN PUT OPTIONS

(Premiums Received $2,095,722)		$(826,700)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Growth Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 97.7%

Consumer Discretionary: 11.2%
Amazon.com, Inc. (a)	7,500	$1,350,000
Best Buy Co., Inc. (c)	28,550	978,980
BorgWarner, Inc. (a)	28,300	2,047,787
Darden Restaurants, Inc.	30,000	1,393,200
Lowe’s Cos., Inc.	65,783	1,649,838
Macy’s, Inc. (c)	52,000	1,315,600
Marriott International, Inc., Class A (d)	29,000	1,204,660
NIKE, Inc., Class B	18,210	1,555,498
VF Corp.	15,900	1,370,262

		12,865,825

Consumer Staples: 6.0%
General Mills, Inc.	58,000	2,064,220
PepsiCo, Inc.	27,680	1,808,334
Procter & Gamble Co., The (c)	23,000	1,479,590
Whole Foods Market, Inc. (a)	31,500	1,593,585

		6,945,729

Energy: 9.8%
Baker Hughes, Inc.	30,000	1,715,100
ConocoPhillips	26,500	1,804,650
Devon Energy Corp.	24,794	1,946,577
Lufkin Industries, Inc.	21,334	1,331,028
Noble Corp.	33,000	1,180,410
Southwestern Energy Co. (a)	39,500	1,478,485
Statoil ASA, ADR (d)	73,000	1,735,210

		11,191,460

Financials: 6.4%
ACE, Ltd.	21,900	1,363,275
CB Richard Ellis Group, Inc., Class A (a)	66,500	1,361,920
Digital Realty Trust, Inc., REIT (d)	22,600	1,164,804
JPMorgan Chase & Co.	32,625	1,383,952
State Street Corp.	20,000	926,800
Tower Group, Inc.	42,710	1,092,522

		7,293,273

Health Care: 13.3%
Alexion Pharmaceuticals, Inc. (a)	9,758	786,007
Catalyst Health Solutions, Inc. (a)	24,500	1,139,005
Celgene Corp. (a)	20,250	1,197,585
Express Scripts, Inc. (a)	27,250	1,472,863
Gen-Probe, Inc. (a)	23,750	1,385,813
Gilead Sciences, Inc. (a)	10,503	380,629
Mylan, Inc. (a)	35,000	739,550
Roche Holding AG	8,350	1,224,050
St. Jude Medical, Inc. (a)	29,500	1,261,125
Teva Pharmaceutical Industries, Ltd., ADR	31,750	1,655,128
Thermo Fisher Scientific, Inc. (a)	37,712	2,087,736
United Therapeutics Corp. (a)	14,250	900,885
Volcano Corp. (a)	39,000	1,065,089

		15,295,465

Industrials: 13.7%
3M Co.	14,600	1,259,980
Cummins, Inc.	13,000	1,430,130
Expeditors International of Washington, Inc.	40,000	2,183,999
Landstar System, Inc.	22,000	900,680
Pall Corp.	34,125	1,691,918
Quanta Services, Inc. (a)(d)	61,200	1,219,104
Roper Industries, Inc.	21,500	1,643,245
Terex Corp. (a)	57,000	1,769,280
Union Pacific Corp.	19,750	1,830,035
United Parcel Service, Inc., Class B	24,251	1,760,138

		15,688,509

Information Technology: 31.2% (b)
Agilent Technologies, Inc. (a)	36,500	1,512,195
ASML Holding NV	39,500	1,514,430
BMC Software, Inc. (a)	38,500	1,814,890
Brocade Communications Systems, Inc. (a)	226,000	1,195,540
Cisco Systems, Inc. (a)(c)	63,500	1,284,605
Citrix Systems, Inc. (a)	19,000	1,299,790
Cognizant Technology Solutions, Class A (a)	30,250	2,217,023
EMC Corp. (a)	77,000	1,763,300
Google, Inc., Class A (a)	4,650	2,761,960
International Business Machines Corp.	15,067	2,211,233
Intuit, Inc. (a)	26,500	1,306,450
Juniper Networks, Inc. (a)	47,750	1,762,930
Microsoft Corp.	34,751	970,248
NetApp, Inc. (a)(c)	34,750	1,909,860
Nuance Communications, Inc. (a)	70,500	1,281,690
QUALCOMM, Inc.	39,500	1,954,855
Red Hat, Inc. (a)	31,000	1,415,150
Riverbed Technology, Inc. (a)	45,800	1,610,786
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Growth Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Information Technology, continued
Salesforce.com, Inc. (a)	7,900	$1,042,800
SolarWinds, Inc. (a)	60,000	1,155,000
SuccessFactors, Inc. (a)	33,230	962,341
Texas Instruments, Inc.	44,500	1,446,250
Trimble Navigation, Ltd. (a)	34,375	1,372,594

		35,765,920

Materials: 3.8%
Nucor Corp.	23,500	1,029,770
Rio Tinto PLC, ADR	14,000	1,003,240
Syngenta AG, ADR	24,150	1,419,537
Wacker Chemie AG	5,370	936,231

		4,388,778

Telecommunication Services: 1.4%
Vodafone Group PLC, ADR	59,838	1,581,518

Utilities: 0.9%
American Water Works Co., Inc.	38,904	983,882

TOTAL COMMON STOCKS (Cost $84,753,439)		112,000,359

SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 2.6%
State Street Navigator Securities
Lending Prime Portfolio, 0.360%	2,927,183	2,927,183

(Cost $2,927,183)

TOTAL INVESTMENTS: 100.3% (Cost $87,680,622)		114,927,542

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -2.6%		(2,927,183)

OTHER ASSETS AND LIABILITIES — (NET): 2.3%		2,685,495

NET ASSETS: 100.0%		$114,685,854

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversification requirements.

(c)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(d)	Security or partial position of this security was on loan as of December 31, 2010. The total market value of securities on loan as of December 31, 2010 was $4,352,467.

ADR	American Depository Receipt

REIT	Real Estate investment Trust
SCHEDULE OF WRITTEN OPTIONS

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CALLS:
Macy’s, Inc. expires January 2011, exercise price $25.00	100	$(9,600)
NetApp, Inc. expires January 2011, exercise price $35.00	75	(145,500)

TOTAL WRITTEN CALL OPTIONS

(Premiums Received $30,625)		$(155,100)

PUTS:
Best Buy Co. expires January 2011, exercise price $30.00	45	$(360)
Procter & Gamble Co., The expires January 2011, exercise price $45.00	30	(30)
Target Corp. expires January 2011, exercise price $30.00	45	(45)

TOTAL WRITTEN PUT OPTIONS

(Premiums Received $22,126)		(435)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Small Cap Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 89.9%

Consumer Discretionary: 13.6%
GameStop Corp., Class A (a)	19,000	$434,720
Jamba, Inc. (a)	79,500	180,465
Nobel Learning Communities, Inc. (a)	20,164	147,197
Pool Corp.	8,000	180,320
Sirius XM Radio, Inc. (a)	210,000	344,400

		1,287,102

Consumer Staples: 1.6%
Hansen Natural Corp. (a)	3,000	156,840

Energy: 7.7%
Forest Oil Corp. (a)	5,336	202,608
Quicksilver Resources, Inc. (a)	30,000	442,200
Range Resources Corp.	2,000	89,960

		734,768

Financials: 20.6%
Amtrust Financial Services, Inc.	13,500	236,250
Capital Southwest Corp.	3,700	384,060
Danvers Bancorp, Inc.	3,000	53,010
Hercules Technology Growth Capital, Inc.	22,751	235,700
National Financial Partners Corp. (a)	22,000	294,800
optionsXpress Holdings, Inc.	14,000	219,380
Tower Group, Inc.	13,000	332,540
Westwood Holdings Group, Inc., Class A	4,959	198,162

		1,953,902

Health Care: 19.8%
Align Technology, Inc. (a)	11,000	214,940
CardioNet, Inc. (a)	50,000	234,000
Hologic, Inc. (a)	12,500	235,250
Natus Medical, Inc. (a)	20,110	285,160
Pharmaceutical Product Development, Inc.	100	2,714
SonoSite, Inc. (a)	3,500	110,600
Transcend Services, Inc. (a)	14,709	288,149
United Therapeutics Corp. (a)	1,000	63,220
Vascular Solutions, Inc. (a)	30,901	362,160
Volcano Corp. (a)	3,000	81,930

		1,878,123

Industrials: 5.6%
Coleman Cable, Inc. (a)	41,167	258,529
Pentair, Inc.	2,500	91,275
Watsco, Inc.	2,800	176,624
WESCO International, Inc. (a)	100	5,280

		531,708

Information Technology: 19.0%
Brocade Communications Systems, Inc. (a)	14,000	74,060
EarthLink, Inc.	40,000	344,000
InterDigital, Inc. (a)	4,000	166,560
Nuance Communications, Inc. (a)	15,000	272,700
NVE Corp. (a)	500	28,915
STEC, Inc. (a)	12,500	220,625
TheStreet.com, Inc.	141,437	377,637
Westell Technologies, Inc., Class A (a)	97,112	317,556

		1,802,053

Utilities: 2.0%
UGI Corp.	6,000	189,480

Total Common Stocks (Cost $7,715,388)		8,533,976

TOTAL INVESTMENTS: 89.9% (Cost $7,715,388)		8,533,976

OTHER ASSETS AND LIABILITIES— (Net): 10.1%		956,581

NET ASSETS: 100.0%		$9,490,557

(a)	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World International Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 94.1%

COMMON STOCKS: 93.7%

Australia: 5.6%
CSL, Ltd.	15,400	$571,682
National Australia Bank, Ltd.	28,200	684,176
Sims Metal Management, Ltd.	19,258	423,595

		1,679,453

Austria: 2.7%
OMV AG	19,100	796,000

Belgium: 1.7%
Anheuser-Busch InBev NV	8,700	497,108

Brazil: 2.6%
Cia de Concessoes Rodoviarias	10,200	288,181
Natura Cosmeticos SA	17,200	494,137

		782,318

China: 0.8%
Trina Solar, Ltd., ADR (a)	10,100	236,542

Finland: 1.7%
Fortum Oyj	17,000	512,775

France: 5.2%
AXA SA	26,200	436,107
CGG-Veritas, ADR (a)	8,493	259,801
Mersen	1,264	57,976
Neopost SA	3,860	336,623
Veolia Environnement, ADR	16,200	475,633

		1,566,140

Germany: 0.8%
Linde AG	1,500	226,917

Greece: 1.5%
Diana Shipping, Inc. (a)	21,700	260,834
National Bank of Greece SA (a)	21,735	176,842

		437,676

Hong Kong: 1.4%
Sun Hung Kai Properties, Ltd.	25,000	413,183

Ireland: 0.8%
Kingspan Group PLC	23,500	230,027

Israel: 3.0%
Teva Pharmaceutical industries, Ltd., ADR	17,500	912,275

Japan: 19.7%
Canon, Inc., ADR	5,900	302,906
Central Japan Railway Co.	61	509,925
Daiseki Co., Ltd.	14,500	301,441
Eisai Co., Ltd.	16,300	588,875
Honda Motor Co, Ltd., ADR	15,900	628,051
Hoya Corp.	15,000	362,688
Kao Corp.	22,500	604,689
Komatsu, Ltd.	15,400	463,491
Kurita Water Industries, Ltd.	10,000	313,920
Mizuho Financial Group, Inc.	289,000	542,127
Nippon Building Fund, Inc., REIT	49	502,168
Nippon Electric Glass Co., Ltd.	16,000	229,662
Tokuyama Corp.	59,000	304,100
Yamatake Corp.	10,600	250,214

		5,904,257

Luxembourg: 1.0%
Tenaris SA, ADR	6,200	303,676

Mexico: 0.8%
America Movil SAB de CV, Series L, ADR	4,407	252,697

Netherlands: 2.5%
Koninklijke KPN NV	51,600	753,660

Norway: 4.3%
Statoil ASA, ADR	54,600	1,297,842

Philippines: 0.9%
Philippine Long Distance Telephone, ADR	4,820	280,861

Poland: 1.9%
PZU	4,670	560,985

Portugal: 1.0%
Portugal Telecom SGPS SA, ADR	25,230	289,136

Singapore: 3.1%
Hyflux, Ltd.	168,000	303,501
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World International Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Singapore, continued SingTel	255,000	$609,782

		913,283

Spain: 3.7%
BBVA, ADR	50,900	517,653
Gamesa Corp. Tecnologica SA (a)	44,320	339,286
Repsol YPF SA	9,200	257,631

		1,114,570

Sweden: 2.5%
Hennes & Mauritz AB, B Shares	22,660	754,693

Switzerland: 7.0%
Adecco SA, B Shares	3,700	242,644
Credit Suisse Group AG, ADR	12,300	497,043
Roche Holding AG	2,240	328,368
Sonova Holding AG	3,480	448,594
Syngenta AG, ADR	9,830	577,807

		2,094,456

Taiwan: 1.3%
Taiwan Semiconductor, ADR	31,400	393,756

Turkey: 1.8%
Turkiye Halk Bankasi AS	63,100	535,742

United Kingdom: 14.4%
BG Group PLC	27,100	549,732
Game Group PLC	461,000	505,037
HSBC Holdings PLC, ADR	8,540	435,882
Pennon Group PLC	25,000	249,986
Reed Elsevier PLC	60,800	513,579
Rio Tinto PLC, ADR	5,000	358,300
Sage Group PLC, The	53,500	228,524
Standard Chartered PLC	20,030	540,725
Unilever PLC	16,900	519,106
Vodafone Group PLC, ADR	15,600	412,308

		4,313,179

Total Common Stocks (Cost $25,644,442)		28,053,207

PREFERRED STOCKS: 0.4%

Greece: 0.4%
National Bank of Greece SA, 9.000%	7,000	124,250

Total Preferred Stocks (Cost $136,844)		124,250

Total Stocks (Cost $25,781,286)		28,177,457

EXCHANGE TRADED FUNDS: 5.3%

Turkey: 1.2%
FTSE Istanbul Bond ETF (a)	3,120	348,070

United States: 4.1%
CurrencyShares Euro Trust	3,270	435,564
SPDR Gold Shares (a)	5,740	796,253

		1,231,817

Total Exchange Traded Funds (Cost $1,419,351)		1,579,887

TOTAL INVESTMENTS: 99.4% (Cost $27,200,637)		29,757,344

OTHER ASSETS AND LIABILITIES— (Net): 0.06%		181,724

NET ASSETS: 100.0%		$29,939,068

(a)	Non-income producing security.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust
SUMMARY OF INVESTMENTS BY SECTOR

		Percent
Sector	Value	of Net Assets

Consumer Discretionary	$2,401,360	8.0%
Consumer Staples	2,115,039	7.1%
Energy	3,464,682	11.6%
Financials	5,842,633	19.5%
Health Care	2,849,794	9.5%
Industrials	3,007,726	10.0%
Information Technology	2,340,915	7.8%
Materials	1,890,720	6.3%
Telecommunications Services	2,598,444	8.7%
Utilities	1,541,894	5.2%
Preferred Stock	124,250	0.4%
Exchange Traded Funds	1,579,887	5.3%
Other assets and liabilities — (Net)	181,724	0.6%

Total	$29,939,068	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World High Yield Bond Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 2.8%

COMMON STOCK: 2.4%

Real Estate: 1.5%
Digital Realty Trust, Inc., REIT	30,000	$1,546,200
Health Care REIT, Inc. (f)	100,000	4,764,000

		6,310,200

Telecommunications: 0.9%
Windstream Corp. (f)	250,000	3,485,000

Total Common Stocks (Cost $9,114,701)		9,795,200

PREFERRED STOCKS: 0.4%

Real Estate: 0.4%
Health Care REIT, Inc., 7.625% (f)	60,350	1,524,441

Total Preferred Stocks (Cost $1,432,080)		1,524,441

Total Stocks (Cost $10,546,781)		11,319,641

EXCHANGE TRADED FUNDS: 0.7%
ProShares UltraShort Euro (g)(f)	150,000	3,046,500

Total Exchange Traded Funds (Cost $3,132,640)		3,046,500

CORPORATE BONDS: 92.4%

Automotive: 1.3%
Pinafore LLC/Inc., 144A,
9.000%, 10/01/18 (a)	$5,100,000	5,533,500

Basic Industry: 2.1%
Novelis, Inc., 144A,
8.375%, 12/15/17 (a)	500,000	520,000
PE Paper Escrow GmbH, 144A,
12.000%, 08/01/14 (a)(f)	2,500,000	2,896,653
Sappi Papier Holding AG, 144A,
6.750%, 06/15/12 (a)	3,500,000	3,591,560
Sappi Papier Holding AG, 144A,
7.500%, 06/15/32 (a)	2,000,000	1,784,832

		8,793,045

Capital Goods: 1.4%
Altra Holdings, Inc.,
8.125%, 12/01/16	500,000	532,500

Coleman Cable, Inc.,
9.000%, 02/15/18	5,000,000	5,200,000

		5,732,500

Consumer Cyclical: 8.7%
Brown Shoe Co., Inc.,
8.750%, 05/01/12 (f)	7,000,000	7,157,500
Giraffe Acquisition Corp., 144A,
9.125%, 12/01/18 (a)(f)	2,500,000	2,618,750
Human Touch LLC, 144A,
15.000%, 03/30/14 (a)(b)(e)	321,250	32,125
Icon Health & Fitness, Inc., 144A,
11.875%, 10/15/16 (a)	4,000,000	4,050,000
Levi Strauss & Co.,
7.625%, 05/15/20 (f)	3,100,000	3,216,250
Quiksilver, Inc.,
6.875%, 04/15/15	7,150,000	7,024,875
Sally Holdings LLC/Capital, Inc.,
10.500%, 11/15/16 (f)	6,000,000	6,645,000
Stater Bros. Holdings, Inc.,
7.750%, 04/15/15 (f)	1,640,000	1,693,300
Stater Bros. Holdings, Inc., 144A,
7.375%, 11/15/18 (a)	1,000,000	1,030,000
Susser Holdings & Finance Corp.,
8.500%, 05/15/16 (f)	100,000	107,750
Wallace Theater Holdings, Inc., 144A,
12.500%, 06/15/13 (a)	2,500,000	2,556,250

		36,131,800

Consumer Non-Cyclical: 6.5%
Dean Holding Co.,
6.900%, 10/15/17	1,494,000	1,303,515
Easton-Bell Sports, Inc.,
9.750%, 12/01/16	5,750,000	6,339,375
Fage Dairy Industry SA, 144A,
9.875%, 02/01/20 (a)	5,000,000	5,025,000
Foodcorp, Ltd., 144A,
8.875%, 06/15/12 (a)(c)(SA)	4,389,000	6,011,646
Libbey Glass, Inc., 144A,
10.000%, 02/15/15 (a)	2,100,000	2,268,000
Roadhouse Financing, Inc., 144A,
10.750%, 10/15/17 (a)	4,750,000	5,153,750
WII Components, Inc.,
10.000%, 02/15/12 (b)	1,175,000	1,133,874

		27,235,160

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Energy: 12.6%
Allis-Chalmers Energy, Inc.,
9.000%, 01/15/14	$6,000,000	$6,120,000
Chaparral Energy, Inc.,
8.875%, 02/01/17 (f)	5,000,000	5,100,000
Chaparral Energy, Inc., 144A,
9.875%, 10/01/20 (a)(f)	2,000,000	2,120,000
Compagnie Generale de Geophysique SA,
7.500%, 05/15/15	5,325,000	5,444,813
Compagnie Generale de Geophysique SA,
9.500%, 05/15/16 (f)	1,000,000	1,095,000
Crosstex Energy LP,
8.875%, 02/15/18	1,000,000	1,076,250
Forest Oil Corp.,
8.500%, 02/15/14	3,500,000	3,841,250
Helix Energy Solutions Group, Inc., 144A,
9.500%, 01/15/16 (a)	6,000,000	6,195,000
PHI, Inc., 144A,
8.625%, 10/15/18 (a)	6,875,000	7,081,250
Parker Drilling Co.,
9.125%, 04/01/18	500,000	525,000
Penn Virginia Corp ,
10.375%, 06/15/16 (f)	6,000,000	6,720,000
Rosetta Resources, Inc.,
9.500%, 04/15/18	6,500,000	7,052,500

		52,371,063

Health Care: 15.9%
AMGH Merger Sub, Inc., 144A,
9.250%, 11/01/18 (a)	6,100,000	6,435,500
Alere, Inc., 144A,
8.625%, 10/01/18 (a)	1,000,000	1,017,500
Alliance Healthcare Services, Inc.,
8.000%, 12/01/16 (f)	6,000,000	5,565,000
Axcan Intermediate Holdings, Inc.,
12.750%, 03/01/16	6,500,000	6,711,250
Biomet, Inc.,
11.625%, 10/15/17 (f)	6,000,000	6,660,000
Bioscrip, Inc.,
10.250%, 10/01/15	5,000,000	5,175,000
Community Health Systems, Inc.,
8.875%, 07/15/15	6,000,000	6,315,000
HCA Holdings, Inc., 144A,
7.750%, 05/15/21 (a)(f)	3,000,000	3,007,500
HCA, Inc.,
9.250%, 11/15/16	6,000,000	6,416,250
HCA, Inc.,
9.875%, 02/15/17	250,000	276,250
Hanger Orthopedic Group, Inc.,
7.125%, 11/15/18	3,000,000	3,007,500
Health Management Association, Inc.,
6.125%, 04/15/16	4,000,000	4,060,000
StoneMor/Cornerstone/Osiris,
10.250%, 12/01/17	5,000,000	5,287,500
US Oncology, Inc.,
10.750%, 08/15/14 (f)	5,810,000	6,049,663

		65,983,913

Media: 10.3%
American Reprographics Co., 144A,
10.500%, 12/15/16 (a)(f)	2,000,000	2,105,000
Gannett Co, Inc., 144A,
7.125%, 09/01/18 (a)	5,500,000	5,541,250
Inventiv Health, Inc., 144A,
10.000%, 08/15/18 (a)	3,250,000	3,266,250
MDC Partners, Inc.,
11.000%, 11/01/16	6,250,000	6,921,875
MDC Partners, Inc., 144A, Senior,
11.000%, 11/01/16 (a)	1,000,000	1,097,500
McClatchy Co., The,
11.500%, 02/15/17 (f)	5,000,000	5,643,750
Nielsen Finance LLC,
11.500%, 05/01/16 (f)	5,500,000	6,380,000
Valassis Communications, Inc.,
8.250%, 03/01/15	2,796,000	2,939,295
Virgin Media Finance PLC,
8.375%, 10/15/19 (f)	2,500,000	2,743,750
XM Satellite Radio, Inc., 144A,
13.000%, 08/01/13 (a)	3,000,000	3,585,000
XM Satellite Radio, Inc., 144A,
7.000%, 12/01/14 (a)	2,000,000	2,465,000

		42,688,670

Services: 13.9%
Abengoa Finance SAU, 144A,
8.875%, 11/01/17 (a)	4,500,000	4,185,000
Cardtronics, Inc.,
8.250%, 09/01/18	2,500,000	2,675,000
Desarrolladora Homex SAB de CV, 144A,
9.500%, 12/11/19 (a)	6,000,000	6,900,000
FTI Consulting, Inc.,
7.750%, 10/01/16	2,815,000	2,913,525
FTI Consulting, Inc., 144A,
6.750%, 10/01/20 (a)	1,000,000	997,500
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Services, continued
Hertz Corp, The., 144A,
7.375%, 01/15/21 (a)(f)	$1,000,000	$1,015,000
Interactive Data Corp., 144A,
10.250%, 08/01/18 (a)(f)	4,000,000	4,400,000
Knowledge Learning Corp., Inc., 144A,
7.750%, 02/01/15 (a)	4,750,000	4,678,750
Marquette Transportation Co./Finance, 144A,
10.875%, 01/15/17 (a)	2,000,000	2,050,000
Mobile Mini, Inc., 144A,
7.875%, 12/01/20 (a)	250,000	260,000
Navios Maritime Acquisition Corp., 144A,
8.625%, 11/01/17 (a)(f)	1,000,000	1,027,500
Navios Maritime Holdings,
9.500%, 12/15/14 (f)	6,000,000	6,270,000
Ship Finance International, Ltd.,
8.500%, 12/15/13	6,000,000	6,135,000
Stream Global Services, Inc.,
11.250%, 10/01/14	4,500,000	4,556,250
Ultrapetrol Bahamas, Ltd.,
9.000%, 11/24/14 (f)	4,810,000	4,894,175
United Maritime LLC/Corp.,
11.750%, 06/15/15 (f)	2,000,000	2,015,000
Urbi Desarrollos Urbanos SA, 144A,
8.500%, 04/19/16 (a)	2,500,000	2,662,500

		57,635,200

Technology & Electronics: 4.6%
Advanced Micro Devices, Inc.,
6.000%, 05/01/15	20,000	20,250
Advanced Micro Devices, Inc., 144A,
7.750%, 08/01/20 (a)(f)	6,500,000	6,776,250
Buccaneer Merger Sub, Inc., 144A,
9.125%, 01/15/19 (a)	3,238,000	3,359,425
Evertec, Inc., 144A,
11.000%, 10/01/18 (a)	6,000,000	6,075,000
Spansion, LLC, 144A,
7.875%, 11/15/17 (a)	3,000,000	2,985,000

		19,215,925

Telecommunications: 14.1%
America Movil SAB de CV,
9.000%, 01/15/16 (b)(d)(MX)	25,000,000	2,166,559
Axtel SAB de CV, 144A,
9.000%, 09/22/19 (a)	6,000,000	5,730,000
Cincinnati Bell, Inc.,
8.375%, 10/15/20 (f)	4,000,000	3,850,000
Digicel Group, Ltd., 144A,
8.875%, 01/15/15 (a)	4,000,000	4,060,000
Digicel, Ltd., 144A,
12.000%, 04/01/14 (a)	2,000,000	2,335,000
Equinix, Inc.,
3.000%, 10/15/14 (f)	1,000,000	1,006,250
Maxcom Telecomunicacione SA,
11.000%, 12/15/14 (f)	6,000,000	4,980,000
MetroPCS Wireless, Inc.,
7.875%, 09/01/18 (f)	4,100,000	4,274,250
NII Capital Corp.,
10.000%, 08/15/16	4,000,000	4,450,000
NII Capital Corp.,
8.875%, 12/15/19	4,000,000	4,330,000
Pacnet, Ltd., 144A,
9.250%, 11/09/15 (a)	5,245,000	5,418,353
Qwest Communications International, Inc.,
7.500%, 02/15/14	3,000,000	3,052,500
Wind Acquistion Finance SA, 144A,
11.750%, 07/15/17 (a)(c)(LU)	4,000,000	5,959,898
Zayo Group LLC/Zayo Cap,
10.250%, 03/15/17	6,250,000	6,875,000

		58,487,810

Utility: 1.0%
FPL Energy National Wind Portfolio, 144A,
6.125%, 03/25/19 (a)(b)	579,050	550,503
Intergen NV, 144A,
9.000%, 06/30/17 (a)	3,000,000	3,195,000
Ormat Funding Corp.,
8.250%, 12/30/20 (b)	624,355	606,403

		4,351,906

Total Corporate Bonds (Cost $365,989,037)		384,160,492

WARRANTS: 0.0%
Interactive Health,
0.000%, 04/01/11 (b)(e)	2,495	0

Warrants: 0.0% (Cost $0)		0

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CERTIFICATES OF DEPOSIT: 0.2%
Self Help Credit Union,
2.070%, 01/04/11	$100,000	$100,000
ShoreBank Pacific,
1.810%, 01/21/11	200,000	200,000
ShoreBank Pacific,
4.470%, 05/10/12	100,000	100,000
ShoreBank Pacific, CDARS,
2.000%, 06/23/11	200,000	200,000
ShoreBank Pacific, CDARS,
0.160%, 05/26/11	100,000	100,000
Urban Partnership Bank,
1.270%, 07/01/11	100,564	100,564
Urban Partnership Bank,
1.240%, 08/03/11	100,000	100,000

Total Certificates of Deposit (Cost $900,564)		900,564

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 11.8%
State Street Navigator Securities Lending Prime Portfolio, 0.360%	48,933,595	48,933,595

(Cost $48,933,595)

TOTAL INVESTMENTS: 107.9%		448,360,792
(Cost $429,502,617)

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -11.8%		(48,933,595)

OTHER ASSETS AND LIABILITIES — (NET): 3.9%		16,393,114

NET ASSETS: 100.0%		$415,820,311

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers. (Note C)

(b)	Illiquid security.

(c)	Principal amount is in Euro Dollars; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Fair Valued security.

(f)	Security or partial position of this security was on loan as of December 31, 2010. The total market value of securities on loan as of December 31, 2010 was $47,974,289.

(g)	Non-income producing security.

CDARS	Certificates of Deposit Account Registry Service

LP	Limited Partnership

LU	Luxembourg

MX	Mexico

REIT	Real Estate Investment Trust

SA	South Africa
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Global Women’s Equality Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 88.9%

Consumer Discretionary: 8.5%
Best Buy Co., Inc.	8,000	$274,320
Brown Shoe Co, Inc. (c)	41,500	578,095
Hennes & Mauritz AB, B Shares	15,400	512,898
Luxottica Group SpA	11,000	336,266
Marks & Spencer Group PLC	45,000	259,493
Thomson Reuters Corp.	15,000	561,802
Time Warner, Inc.	10,000	321,700
Vivendi SA	13,000	351,280

		3,195,854

Consumer Staples: 10.5%
Avon Products, Inc. (c)	10,000	290,600
Beiersdorf AG	5,000	277,449
Clorox Co. (c)	7,000	442,960
Danone	5,660	355,882
Foster’s Group, Ltd.	51,000	296,478
PepsiCo, Inc.	5,000	326,650
Reckitt Benckiser Group PLC	8,400	462,126
Shiseido Co., Ltd.	32,500	707,731
Unilever PLC, ADR (c)	17,500	540,400
Woolworths, Ltd.	10,000	276,148

		3,976,424

Energy: 10.6%
BG Group PLC	41,000	831,698
ConocoPhillips (b)	12,000	817,200
Sasol Ltd., ADR (c)	6,300	327,915
Statoil ASA, ADR (c)	44,000	1,045,880
Suncor Energy, Inc.	11,500	440,335
Talisman Energy, Inc.	24,000	532,560

		3,995,588

Financials: 14.8%
AXA SA	22,000	366,197
American Express Co.	7,500	321,900
Bank of New York Mellon Corp., The (b)	24,000	724,800
BlackRock, Inc. (b)	6,100	1,162,538
China Life Insurance Co. Ltd., ADR (c)	6,000	367,020
Deutsche Bank AG (c)	9,250	481,463
HSBC Holdings PLC, ADR	6,500	331,760
ICICI Bank, Ltd., ADR	4,000	202,560
National Australia Bank, Ltd.	22,500	545,885
Royal Bank of Canada (c)	5,500	287,980
Standard Chartered PLC	28,843	778,638

		5,570,741

Health Care: 11.1%
Allergan, Inc.	8,500	583,695
CSL, Ltd.	18,000	668,200
Hologic, Inc. (a)	63,000	1,185,660
Pfizer, Inc. (b)(c)	48,000	840,480
Roche Holding AG (b)	6,085	892,017

		4,170,052

Industrials: 8.1%
Canadian National Railway Co.	6,000	398,820
Cia de Concessoes Rodoviarias	17,500	494,428
Ingersoll-Rand PLC (c)	7,500	353,175
Komatsu, Ltd.	20,100	604,947
Randstad Holding NV (a)	11,000	581,334
TNT NV	23,000	608,250

		3,040,954

Information Technology: 15.1%
Broadridge Financial Solutions, Inc. (c)	61,500	1,348,695
Cisco Systems, Inc. (a)	23,000	465,290
EMC Corp. (a)(c)	22,500	515,250
Google, Inc., Class A (a)(b)	1,400	831,558
Hoya Corp.	21,700	524,688
Infosys Technologies, Ltd., ADR	2,500	190,200
Intuit, Inc. (a)(c)	6,000	295,800
Microsoft Corp.	20,000	558,400
Nuance Communications, Inc. (a)	34,000	618,120
QUALCOMM, Inc.	7,000	346,430

		5,694,431

Materials: 6.4%
Air Liquide SA	2,100	265,888
Ecolab, Inc. (c)	6,000	302,520
Rio Tinto PLC, ADR	7,400	530,284
Syngenta AG, ADR	8,571	503,803
Tokuyama Corp.	60,000	309,255
Vale SA, ADR (c)	14,000	483,980

		2,395,730

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Global Women’s Equality Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Telecommunication Services: 2.6%
Mobistar SA	6,500	$421,768
Portugal Telecom SGPS SA	20,000	228,300
Vodafone Group PLC, ADR (c)	13,000	343,590

		993,658

Utilities: 1.2%
Fortum Oyj	5,050	152,324
Veolia Environnement, ADR	10,000	293,600

		445,924

Total Common Stocks (Cost $30,399,180)		33,479,356

EXCHANGE TRADED FUNDS: 6.9%
FTSE Istanbul Bond ETF (a)	2,500	278,902
iShares JPMorgan USD Emerg Mkts Bond Fund	4,000	428,320
iShares Silver Trust (a)(c)	26,000	784,680
SPDR Gold Shares (a)(c)	6,300	873,936
WisdomTree Dreyfus Emerging Currency Fund (a)	11,000	248,160

Total Exchange Traded Funds (Cost $2,008,929)		2,613,998

WARRANTS: 3.1%
PNC Financial Services Group,
12/31/18	80,000	1,154,400

Total Warrants (Cost $948,637)		1,154,400

CORPORATE BONDS: 1.0%

Financials: 1.0%
Blue Orchard Microfinance,
4.936%, 07/31/11	$375,000	366,938

Total Corporate Bonds (Cost $375,000)		366,938

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 24.0%
State Street Navigator Securities Lending Prime Portfolio, 0.360%	9,024,181	9,024,181

(Cost $9,024,181)

TOTAL INVESTMENTS: 123.9% (Cost $42,755,927)		$46,638,873

PAYABLE UPON RETURN OF SECURITIES LOANED — (NET): -24.0%		(9,024,181)

OTHER ASSETS AND LIABILITIES — (NET): 0.1%		27,181

NET ASSETS: 100.0%		$37,641,873

(a)	Non-income producing security.

(b)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(c)	Security or partial position of this security was on loan as of December 31, 2010. The total market value of securities on loan as of December 31, 2010 was $8,822,238.
ADR American Depository Receipt
SCHEDULE OF WRITTEN OPTIONS

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

PUTS:
Bank of New York Mellon Corp., The expires January 2012, exercise price $17.50	100	$(4,700)
Best Buy Co., Inc. expires January 2013, exercise price $25.00	100	(23,000)
ConocoPhillips expires January 2012, exercise price $40.00	75	(6,975)
Northern Trust Corp. expires January 2012, exercise price $45.00	75	(18,375)
Pfizer, Inc. expires January 2012, exercise price $15.00	75	(7,500)
State Street Corp. expires January 2012, exercise price $30.00	40	(5,400)
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Global Women’s Equality Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS, continued

PUTS, continued:
Visa, Inc.
expires January 2012,
exercise price $55.00	75	$(23,250)

TOTAL WRITTEN PUT OPTIONS (Premiums Received $145,511)		$(89,200)

SUMMARY OF INVESTMENTS BY COUNTRY

		Percent
Country	Value	of Net Assets

Australia	$1,786,711	4.7%
Belgium	421,768	1.1%
Brazil	978,408	2.6%
Canada	2,221,497	5.9%
China	367,020	1.0%
Finland	152,324	0.4%
France	1,632,846	4.3%
Germany	758,912	2.0%
India	392,760	1.0%
Ireland	353,175	0.9%
Italy	336,266	0.9%
Japan	2,146,620	5.7%
Netherlands	1,189,585	3.2%
Norway	1,045,880	2.8%
Portugal	228,300	0.6%
South Africa	327,915	0.9%
Sweden	512,898	1.4%
Switzerland	1,395,820	3.7%
United Kingdom	4,077,990	10.8%
United States	13,152,661	35.0%
Exchange Traded Funds	2,613,998	6.9%
Warrants	1,154,400	3.1%
Corporate Bonds	366,938	1.0%
Other assets and liabilities — (Net)	27,181	0.1%

Total	$37,641,873	100.0%

Pax World Global Green Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 94.8%

Auto Components: 6.9%
Denso Corp.	14,900	$512,245
Johnson Controls, Inc.	21,500	821,300
Stanley Electric Co., Ltd.	42,200	784,724

		2,118,269

Building Products: 0.0%
Wavin NV	45	686

Chemicals: 11.6%
Linde AG	5,971	903,283
Nalco Holding Co.	28,300	903,902
Xinyi Glass Holdings, Ltd.	974,800	802,103
Yingde Gases (a)	1,067,600	940,046

		3,549,334

Commercial Services & Supplies: 8.4%
China Everbright International, Ltd.	994,200	521,385
Daiseki Co., Ltd.	44,300	920,955
Shanks Group PLC	253,333	497,574
Stericycle, Inc. (a)	7,750	627,130

		2,567,044

Construction & Engineering: 1.4%
Kingspan Group PLC	47,850	468,375

Electrical Utilities: 2.4%
China Longyuan Power Group (a)	793,600	726,464

Electrical Equipment: 8.0%
Cooper Industries PLC	15,500	903,495
Emerson Electric Co.	13,000	743,210
Roper Industries, Inc.	10,600	810,158

		2,456,863

Electronic Equipment & Instruments: 1.8%
Delta Electronics, Inc.	110,004	537,449

Electronic Equipment Instruments & Components: 7.0%
Horiba, Ltd.	17,100	483,307
Itron, Inc. (a)	8,385	464,948
Murata Manufacturing Co., Ltd.	8,300	579,387
Shimadzu Corp.	100	775
Yamatake Corp.	25,600	604,290

		2,132,707

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Schedule of Investments, continued
Pax World Global Green Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Gas Utilities: 2.8%
ENN Energy Holdings, Ltd.	281,500	$842,429

Household Products: 3.2%
Campbell Brothers, Ltd.	23,964	970,346

Independent Power Producers & Energy Traders: 1.5%
EDP Renovaveis SA (a)	81,580	473,069

Industrial Conglomerates: 2.8%
3M Co.	9,900	854,370

Life Sciences Tools & Services: 3.2%
Thermo Fisher Scientific, Inc. (a)	17,900	990,944

Machinery: 23.7%
GEA Group AG	38,459	1,111,395
Hansen Transmissions International (a)	327,927	299,093
IDEX Corp.	18,250	713,940
Ingersoll-Rand PLC	21,000	988,890
Invensys PLC	121,376	670,818
Kurita Water Industries, Ltd.	12,450	390,831
Pall Corp.	18,300	907,314
Pentair, Inc.	19,250	702,818
Rotork PLC	20,120	575,031
Watts Water Technologies, Inc., Class A	25,000	914,750

		7,274,880

Metals & Mining: 1.8%
Sims Metal Management, Ltd.	25,459	559,991

Multi-Utilities: 2.8%
Veolia Environnement	28,811	843,331

Water Utilities: 5.5%
California Water Service Group	25,700	957,839
Manila Water Co., Inc.	653,900	285,964
Pennon Group PLC	44,105	441,026

		1,684,829

Total Common Stocks (Cost $23,519,672)		29,051,380

REPURCHASE AGREEMENT: 3.2%
State Street Repo, 0.010%, 01/03/2011 (collateralized by United States Treasury Note, 1.00%, due 04/30/2012, principal amount $980,000; market value $989,016)

Total Repurchase Agreement (Cost $969,000)	$969,000	969,000

TOTAL INVESTMENTS: 98.0% (Cost $24,488,672)		30,020,380

OTHER ASSETS AND LIABILITIES— (Net): 2.0%		609,909

NET ASSETS: 100.0%		$30,630,289

(a)	Non-income producing security.
SUMMARY OF INVESTMENTS BY COUNTRY

		Percent
Country	Value	of Net Assets

Australia	$1,530,337	5.0%
Belgium	299,093	1.0%
China	1,568,892	5.1%
France	843,331	2.8%
Germany	2,014,679	6.6%
Hong Kong	2,263,535	7.4%
Ireland	1,457,265	4.8%
Japan	4,276,513	14.0%
Netherlands	686	0.0%
Philippines	285,964	0.9%
Spain	473,069	1.5%
Taiwan	537,449	1.7%
United Kingdom	2,184,449	7.1%
United States	11,316,118	36.9%
Repurchase Agreement	969,000	3.2%
Other assets and liabilities — (Net)	609,909	2.0%

Total	$30,630,289	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
THIS PAGE INTENTIONALLY LEFT BLANK

December 31, 2010
Statements of Assets and Liabilities

	Balanced Fund	Growth Fund

Assets
Investments, at cost—Note A	$1,792,554,080	$87,680,622

Investments in unaffiliated issuers, at value — Note A1	$2,133,236,186	$114,927,542
Cash	6,223,396	2,760,631
Foreign currency at value (cost—$69 and $226,578; respectively)	—	—
Deposits with brokers for options written	635,000	95,000
Prepaid Expenses	50,397	2,624
Receivables:
Receivable for shares sold	710,847	59,295
Dividends and interest—Note A	7,239,805	90,352
Investment securities sold	10,272,635	124,862
Other	21,865	8,464

Total Assets	2,158,390,131	118,068,770

Liabilities
Collateral on securities loaned, at value	138,578,931	2,927,183
Payables:
Payable for shares redeemed	2,235,379	109,616
Options written, at value (premiums received $2,765,392; $52,751; and $145,511, respectively)	1,763,400	155,535
Investment securities purchased	28,625,647	—
Dividend payable—Note A	—	—

Accrued expenses:
Investment advisory fees—Note B	840,582	72,300
Distribution expense	395,834	23,455
Transfer agent fees	386,146	26,536
Printing and other shareholder communication fees	39,841	4,803
Custodian fees	65,819	4,709
Legal and audit fees	89,582	45,956
Other accrued expenses	15,088	12,823

Total Liabilities	173,036,249	3,382,916

Net Assets	$1,985,353,882	$114,685,854

[1]	Investments in unaffiliated issuers at market value include securities loaned. At December 31, 2010, the Balanced Fund,Growth Fund, High Yield Bond Fund and Global Women’s Equality Fund had a total market value of securities on loan of $142,948,193; $4,352,467; $47,974,289; and $8,822,238, respectively.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010

			Global Women’s
Small Cap Fund	International Fund	High Yield Bond Fund	Equality Fund	Global Green Fund

$7,715,388	$27,200,637	$429,502,617	$42,755,927	$24,488,672

$8,533,976	$29,757,344	$448,360,792	$46,638,873	$30,020,380
831,480	13,489	11,198,572	321,918	264
—	70	—	—	247,318
—	—	—	—	—
736	784	12,230	859	812
97,290	60,729	1,213,490	93,320	106,168
1,830	35,547	8,170,995	37,225	13,410
325,819	356,309	3,413,434	1,290,195	393,976
—	5,073	9,014	9,850	2,371

9,791,131	30,229,345	472,378,527	48,392,240	30,784,699

—	—	48,933,595	9,024,181	—

1,444	15,704	1,058,108	21,987	4,955

—	—	—	89,200	—
241,382	184,914	5,563,525	1,527,479	53,960
—	—	621,319	—	—

5,586	20,693	172,487	23,769	22,665
1,881	4,763	59,132	12,247	6,170
5,352	4,926	60,332	16,581	10,281
106	129	6,397	1,182	32
1,284	3,984	12,708	3,375	4,261
24,183	30,257	52,421	24,522	26,796
19,356	24,907	18,192	5,844	25,290

300,574	290,277	56,558,216	10,750,367	154,410

$9,490,557	$29,939,068	$415,820,311	$37,641,873	$30,630,289

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Statements of Assets and Liabilities, continued

	Balanced Fund	Growth Fund

Net Assets Represented By
Paid in Capital	$1,811,250,928	$102,526,596
Undistributed (distributions in excess of) net investment income	—	—
Accumulated net realized gain (loss)	(167,596,619)	(14,985,405)
Net unrealized appreciation (depreciation) of:
Investments	341,684,098	27,144,136
Foreign currency translation	15,475	527

Net Assets	$1,985,353,882	$114,685,854

Individual Investor Class
Net assets	$1,872,287,352	$111,402,512
Capital Shares Outstanding	83,740,558	9,124,274

Net asset value per share	$22.36	$12.21

Institutional Class
Net assets	$110,437,278	$3,230,661
Capital Shares Outstanding	4,896,131	260,223

Net asset value per share	$22.56	$12.41

R Share Class
Net assets	$2,629,252	$52,681
Capital Shares Outstanding	116,920	4,305

Net asset value per share	$22.49	$12.24

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010

			Global Women’s
Small Cap Fund	International Fund	High Yield Bond Fund	Equality Fund	Global Green Fund

$8,272,859	$27,549,445	$393,925,323	$37,915,694	$26,285,802
—	(90,662)	—	2,654	(250,163)
399,110	(76,613)	3,039,783	(4,216,715)	(957,605)
818,588	2,556,707	18,858,175	3,939,257	5,531,708
—	191	(2,970)	983	20,547

$9,490,557	$29,939,068	$415,820,311	$37,641,873	$30,630,289

$9,192,068	$23,254,088	$296,348,643	$35,147,353	$28,210,407
832,149	2,556,082	38,265,485	1,998,754	2,930,301

$11.05	$9.10	$7.74	$17.58	$9.63

$283,031	$6,549,470	$119,257,933	$2,494,520	$1,767,115
25,552	717,820	15,454,287	141,542	183,326

$11.08	$9.12	$7.72	$17.62	$9.64

$15,458	$135,510	$213,735		$652,767
1,407	14,940	27,682		68,015

$10.99	$9.07	$7.72		$9.60

SEE NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2010
Statements of Operations

	Balanced Fund	Growth Fund

Investment Income
Income
Dividends (net of foreign withholding tax of $781,776; $25,330; $0; $53,928; $0; $30,882; and $17,139; respectively)	$24,936,846	$1,126,796
Interest (net of foreign withholding tax of $623; $0; $0; $0; $0; $0; and $0; respectively)	22,315,474	2
Income from securities lending—Note A	315,698	15,951
Other income	10	—

Total Income	47,568,028	1,142,749

Expenses
Investment advisory fees—Note B	9,564,513	779,956
Distribution expenses—Individual Investor (Note B)	4,493,889	246,465
Distribution expenses—R (Note B)	4,317	35
Transfer agent fees	2,486,818	289,492
Printing and other shareholder communication fees	275,732	57,348
Custodian fees	403,557	30,187
Legal fees and related expenses	176,863	34,227
Trustees’ fees and expenses	139,650	20,256
Compliance expense	27,545	9,888
Audit fees	87,387	56,564
Registration fees	56,171	48,670
Other expenses	200,905	10,289

Total Expenses	17,917,347	1,583,377

Less: Fees paid indirectly—Note E	(13,036)	(2,916)
Expenses assumed by Advisor—Note B	—	(160,017)

Net expenses	17,904,311	1,420,444

Net investment income (loss)	29,663,717	(277,695)

Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	(6,362,762)	5,468,361
Option contracts written	3,937,845	35,968
Foreign currency transactions	(129,509)	7,134
Change in unrealized appreciation (depreciation) on:
Investments	185,073,394	15,985,504
Option contracts written	613,558	(97,699)
Foreign currency translation	10,593	494

Net realized and unrealized gain on investments and foreign currency	183,143,119	21,399,762

Net increase in net assets resulting from operations	$212,806,836	$21,122,067

SEE NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2010

			Global Women’s
Small Cap Fund	International Fund	High Yield Bond Fund	Equality Fund	Global Green Fund

$128,390	$519,588	$499,101	$568,258	$357,846
—	—	34,507,219	24,487	89
—	—	100,029	18,991	—
—	—	572,301	—	—

128,390	519,588	35,678,650	611,736	357,935

47,016	167,683	1,889,621	245,245	215,737
15,310	38,959	699,685	76,013	57,113
9	64	420	—	1,063
76,379	85,249	470,731	116,985	108,694
9,115	15,667	47,868	24,704	17,278
10,191	38,527	106,745	25,879	28,062
26,789	27,658	54,841	28,866	28,197
13,942	14,824	38,988	15,704	15,098
8,915	8,915	12,636	9,199	8,915
27,154	35,715	65,362	27,154	30,630
43,778	57,462	80,271	39,389	53,755
1,518	2,685	45,542	4,958	3,313

280,116	493,408	3,512,710	614,096	567,855

(817)	(142)	(10,810)	(1,403)	(3)
(201,919)	(227,378)	(14,556)	(212,956)	(234,013)

77,380	265,888	3,487,344	399,737	333,839

51,010	253,700	32,191,306	211,999	24,096

1,010,849	254,993	9,281,799	1,326,670	(209,944)
—	—	47,114	150,525	—
—	(42,008)	(141,137)	(18,353)	(28,760)
724,699	1,857,487	(3,624,130)	1,886,706	3,319,642
—	—	—	(18,817)	—
—	637	(1,140)	995	20,909

1,735,548	2,071,109	5,562,506	3,327,726	3,101,847

$1,786,558	$2,324,809	$37,753,812	$3,539,725	$3,125,943

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund
	Year Ended	Year Ended
	12/31/10	12/31/09

Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$29,663,717	$30,087,995
Net realized gain (loss) on investments and foreign currency transactions	(2,554,426)	(36,330,315)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	185,697,545	353,002,618

Net increase (decrease) in net assets resulting from operations	212,806,836	346,760,298
Distributions to shareholders from:
Net investment income
Individual Investor Class	(27,351,674)	(28,444,137)
Institutional Class	(1,846,417)	(1,729,272)
R Class	(29,299)	(17,409)
Realized gains
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—
Tax Return of Capital
Individual Investor Class	(84,169)	—
Institutional Class	(4,888)	—
R Class	(119)	—

Total distributions to shareholders	(29,316,566)	(30,190,818)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	100,855,465	113,608,196
Proceeds from reinvestment of distributions	26,171,813	27,202,569
Cost of shares redeemed	(262,221,609)	(220,125,657)

Net increase (decrease) from Individual Investor Class transactions	(135,194,331)	(79,314,892)

Institutional Class
Proceeds from shares sold	21,189,029	34,201,853
Proceeds from reinvestment of distributions	1,796,126	1,647,617
Cost of shares redeemed	(24,379,799)	(15,761,500)

Net increase (decrease) from Institutional Class transactions	(1,394,644)	20,087,970

R Class
Proceeds from shares sold	1,010,683	1,714,521
Proceeds from reinvestment of distributions	29,418	17,409
Cost of shares redeemed	(451,773)	(151,614)

Net increase from R Class transactions	588,328	1,580,316

Net increase (decrease) from capital share transactions	(136,000,647)	(57,646,606)

Net increase (decrease) in net assets	47,489,623	258,922,874

Net assets
Beginning of period	1,937,864,259	1,678,941,385

End of period (1)	$1,985,353,882	$1,937,864,259

(1) Includes undistributed net investment income (loss)	$—	$55,038

SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Small Cap Fund		International Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

$(277,695)	$(59,432)	$51,010	$(8,447)	$253,700	$35,186

5,511,463	(10,502,104)	1,010,849	310,857	212,985	(240,277)

15,888,299	37,144,283	724,699	393,152	1,858,124	1,540,402

21,122,067	26,582,747	1,786,558	695,562	2,324,809	1,335,311

—	—	(51,679)	(11)	(232,251)	(36,945)
—	—	(2,133)	(32)	(64,049)	(1,513)
—	—	(89)	—	(1,017)	(106)

—	—	(665,528)	—	—	—
—	—	(19,665)	—	—	—
—	—	(1,003)	—	—	—

—	—	—	—	—	(7,133)
—	—	—	—	—	(821)
—	—	—	—	—	(14)

—	—	(740,097)	(43)	(297,317)	(46,532)

13,738,584	13,602,696	4,772,885	1,614,144	13,945,159	6,838,628
—	(11,664,825)	679,473	11	204,309	43,395
(17,176,825)	—	(536,459)	(177,757)	(2,278,570)	(480,198)

(3,438,241)	1,937,871	4,915,899	1,436,398	11,870,898	6,401,825

529,911	618,567	203,998	61,441	5,955,212	2,034,677
—	—	17,085	1	34,762	1,170
(736,443)	(1,512,094)	(10,350)	(30,514)	(1,879,704)	(8,703)

(206,532)	(893,527)	210,733	30,928	4,110,270	2,027,114

43,913	1,271	10,157	2,500	126,677	8,800
—	—	1,091	—	956	120
(965)	—	(12)	—	(12,569)	—

42,948	1,271	11,236	2,500	115,064	8,920

(3,601,825)	1,045,615	5,137,868	1,469,826	16,096,232	8,437,889

17,520,242	27,628,362	6,184,329	2,165,345	18,123,724	9,726,668

97,165,612	69,537,250	3,306,228	1,140,883	11,815,344	2,088,676

$114,685,854	$97,165,612	$9,490,557	$3,306,228	$29,939,068	$11,815,344

$—	$(2,574)	$—	$—	$(90,662)	$(1,243)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund
	Year Ended	Year Ended
	12/31/10	12/31/09

Increase (Decrease) in Net Assets
Operations
Investment income, net	$32,191,306	$24,493,553
Net realized gain (loss) on investments and foreign currency transactions	9,187,776	3,555,806
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,625,270)	53,996,001

Net increase (decrease) in net assets resulting from operations	37,753,812	82,045,360
Distributions to shareholders from:
Net investment income
Individual Investor Class	(23,483,017)	(19,439,561)
Institutional Class	(8,480,035)	(5,099,151)
R Class	(16,159)	(3,827)
Realized gains
Individual Investor Class	(4,248,563)	—
Institutional Class	(1,747,338)	—
R Class	(3,098)	—
Tax Return of Capital
Individual Investor Class	—	—
Institutional Class	—	—
R Class	—	—

Total distributions to shareholders	(37,978,210)	(24,542,539)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	162,464,467	278,248,653
Proceeds from reinvestment of distributions	23,113,849	17,632,183
Cost of shares redeemed	(188,119,948)	(135,106,466)
Redemption fees	—	33

Net increase (decrease) from Individual Investor Class transactions	(2,541,632)	160,774,403

Institutional Class
Proceeds from shares sold	74,914,647	75,348,653
Proceeds from reinvestment of distributions	7,985,544	4,087,389
Cost of shares redeemed	(55,049,477)	(23,017,322)
Redemption fees	—	11

Net increase (decrease) from Institutional Class transactions	27,850,714	56,418,107

R Class
Proceeds from shares sold	272,859	104,662
Proceeds from reinvestment of distributions	19,257	3,784
Cost of shares redeemed	(184,208)	(13,456)

Net increase from R Class transactions	107,908	94,990

Net increase (decrease) from capital share transactions	25,416,990	217,287,500

Net increase (decrease) in net assets	25,192,592	274,790,321

Net assets
Beginning of period	390,627,719	115,837,398

End of period (1)	$415,820,311	$390,627,719

(1) Includes undistributed net investment income (loss)	$—	$37,649

SEE NOTES TO FINANCIAL STATEMENTS

Global Women’s Equality Fund		Global Green Fund
Year Ended	Year Ended	Year Ended	Year Ended
12/31/10	12/31/09	12/31/10	12/31/09
$211,999	$171,051	$24,096	$38,651

1,458,842	(2,150,913)	(238,704)	(455,978)

1,868,884	8,566,061	3,340,551	4,196,060

3,539,725	6,586,199	3,125,943	3,778,733

(167,527)	(138,911)	(88,737)	(144,218)
(17,564)	(15,949)	(8,967)	(3,704)
—	—	(833)	(2,457)
—	—	—	—
—	—	—	—
—	—	—	—
—	(8,521)	—	—
—	(819)	—	—
—	—	—	—

(185,091)	(164,200)	(98,537)	(150,379)

6,999,073	3,388,313	10,558,797	10,065,551
160,290	143,322	83,926	139,275
(4,674,450)	(3,842,313)	(2,958,939)	(1,952,665)
—	—	—	—

2,484,913	(310,678)	7,683,784	8,252,161

82,381	29,640	1,210,264	360,703
17,076	16,542	6,437	320
(352,023)	(365,317)	(58,801)	(40,295)
—	—	—	—

(252,566)	(319,135)	1,157,900	320,728

		296,762	304,984
		833	2,457
		(76,468)	(3,047)

		221,127	304,394

2,232,347	(629,813)	9,062,811	8,877,283

5,586,981	5,792,186	12,090,217	12,505,637

32,054,892	26,262,706	18,540,072	6,034,435

$37,641,873	$32,054,892	$30,630,289	$18,540,072

$2,654	$(1,712)	$(250,163)	$(146,962)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund
	Year Ended	Year Ended
	12/31/10	12/31/09

Individual Investor Class
Shares sold	4,881,764	6,303,223
Shares issued in reinvestment of distributions	1,239,686	1,451,425
Shares redeemed	(12,760,906)	(12,251,891)

Net increase (decrease) in shares outstanding	(6,639,456)	(4,497,243)

Institutional Class
Shares sold	1,021,047	1,854,609
Shares issued in reinvestment of distributions	84,418	86,751
Shares redeemed	(1,181,681)	(840,364)

Net increase (decrease) in shares outstanding	(76,216)	1,100,996

R Class
Shares sold	48,986	91,879
Shares issued in reinvestment of distributions	1,366	894
Shares redeemed	(21,560)	(8,001)

Net increase in shares outstanding	28,792	84,772

	High Yield Bond Fund
	Year Ended	Year Ended
	12/31/10	12/31/09

Individual Investor Class
Shares sold	20,965,498	39,904,395
Shares issued in reinvestment of distributions	2,985,748	2,428,433
Shares redeemed	(24,325,981)	(18,809,164)

Net increase (decrease) in shares outstanding	(374,735)	23,523,664

Institutional Class
Shares sold	9,681,333	10,764,450
Shares issued in reinvestment of distributions	1,035,413	565,587
Shares redeemed	(7,153,965)	(3,328,018)

Net increase (decrease) in shares outstanding	3,562,781	8,002,019

R Class
Shares sold	34,945	14,361
Shares issued in reinvestment of distributions	2,496	504
Shares redeemed	(23,530)	(1,768)

Net increase in shares outstanding	13,911	13,097

SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Small Cap Fund		International Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

1,291,257	1,632,088	469,623	206,047	1,658,929	866,205
—	—	62,743	1	24,440	6,226
(1,606,985)	(1,443,302)	(51,933)	(22,419)	(275,571)	(61,352)

(315,728)	188,786	480,433	183,629	1,407,798	811,079

48,451	79,823	21,000	7,871	697,408	239,239
—	—	1,557	—	4,041	139
(70,074)	(216,285)	(962)	(4,014)	(222,064)	(1,045)

(21,623)	(136,462)	21,595	3,857	479,385	238,333

3,999	152	923	286	14,713	1,513
—	—	100	—	113	17
(80)	—	(2)	—	(1,517)	—

3,919	152	1,021	286	13,309	1,530

Global Women’s Equality Fund		Global Green Fund
Year Ended	Year Ended	Year Ended	Year Ended
12/31/10	12/31/09	12/31/10	12/31/09

436,119	245,175	1,226,846	1,338,460
9,999	10,706	9,230	16,904
(294,053)	(284,870)	(350,807)	(250,440)

152,065	(28,989)	885,269	1,104,924

4,994	2,037	143,132	51,208
1,060	1,234	709	39
(21,605)	(24,288)	(7,011)	(5,546)

(15,551)	(21,017)	136,830	45,701

		33,923	38,262
		89	292
		(8,850)	(428)

		25,162	38,126

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset	Net	Net
	value,	investment	realized and	Total from	From net	From net	Tax
	beginning	income	unrealized	investment	investment	realized	return of
	of period	(loss)[1]	gain (loss)	operations	income	gains	capital

Balanced Fund
Individual Investor Class

Year Ended December 31, 2010	$20.30	$0.32	$2.06	$2.38	$0.32	$—	$0.00[9]
Year Ended December 31, 2009	17.00	0.31	3.30	3.61	0.31	—	—
Year Ended December 31, 2008	25.31	0.41	(8.08)	(7.67)	0.40	0.24	—
Year Ended December 31, 2007	24.53	0.44	1.87	2.31	0.43	1.10	—
Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25	—
Institutional Class							—

Year Ended December 31, 2010	$20.47	$0.37	$2.09	$2.46	$0.37	$—	$0.00[9]
Year Ended December 31, 2009	17.14	0.36	3.33	3.69	0.36	—	—
Year Ended December 31, 2008	25.53	0.45	(8.14)	(7.69)	0.46	0.24	—
Period Ended December 31, 2007[7]	24.95	0.38	1.56	1.94	0.33	1.03	—
R Class

Year Ended December 31, 2010	$20.42	$0.28	$2.07	$2.35	$0.28	$—	$0.00[9]
Year Ended December 31, 2009	17.13	0.25	3.34	3.59	0.30	—	—
Year Ended December 31, 2008	25.59	0.31	(8.12)	(7.81)	0.41	0.24	—
Period Ended December 31, 2007[7]	24.95	0.45	1.44	1.89	0.22	1.03	—

Growth Fund
Individual Investor Class

Year Ended December 31, 2010	$9.99	$(0.03)	$2.25	$2.22	$—	$—	$—
Year Ended December 31, 2009	7.19	(0.01)	2.81	2.80	—	—	—
Year Ended December 31, 2008	12.56	—	(5.12)	(5.12)	—	0.25	—
Year Ended December 31, 2007	12.53	(0.03)	1.70	1.67	—	1.64	—
Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—	—
Institutional Class

Year Ended December 31, 2010	$10.13	$—	$2.28	$2.28	$—	$—	$—
Year Ended December 31, 2009	7.27	0.01[8]	2.85	2.86	—	—	—
Year Ended December 31, 2008	12.68	0.02	(5.18)	(5.16)	—	0.25	—
Period Ended December 31, 2007[7]	13.10	0.12	0.99	1.11		1.53	—
R Class

Year Ended December 31, 2010	$10.04	$(0.05)	$2.25	$2.20	$—	$—	$—
Year Ended December 31, 2009	7.24	(0.03)	2.83	2.80	—	—	—
Year Ended December 31, 2008	12.66	(0.03)	(5.14)	(5.17)	—	0.25	—
Period Ended December 31, 2007[7]	13.10	0.02	1.07	1.09	—	1.53	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized.

[5]	For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the the Value Fund merger have been excluded (Note F).
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010

					Ratios to average net assets[3]
					Net		Net expenses	Total expenses
		Net asset		Net assets	expenses	Net	including	excluding
		value,		end of	excluding	investment	custody	custody
Total	Redemption	end of	Total	period	custody	income	credits and	credits	Portfolio
distributions	Fees	period	return[2]	(in $000’s)	credits	(loss)	waivers	and waivers	Turnover[4]

$0.32	$—	$22.36	11.83%	$1,872,287	0.96%	1.55%	0.96%	0.96%	36%
0.31	—	20.30	21.41%	1,834,274	0.98%	1.70%	0.98%	0.98%	43%[5]
0.64	—	17.00	(30.72%)	1,612,529	0.95%	1.85%	0.95%	0.95%	54%
1.53	—	25.31	9.44%	2,444,076	0.96%	1.70%[6]	0.96%	0.96%	38%
1.64	—	24.53	10.71%	2,181,227	0.94%	1.54%[6]	0.94%	0.94%	29%

$0.37	$—	$22.56	12.16%	$110,437	0.71%	1.81%	0.71%	0.71%	36%
0.36	—	20.47	21.70%	101,791	0.73%	1.94%	0.73%	0.73%	43%[5]
0.70	—	17.14	(30.58%)	66,355	0.70%	2.10%	0.70%	0.70%	54%
1.36	—	25.53	7.84%	20,222	0.71%	1.95%	0.71%	0.71%	38%

$0.28	$—	$22.49	11.58%	$2,629	1.21%	1.36%	1.21%	1.21%	36%
0.30	—	20.42	21.14%	1,799	1.23%	1.30%	1.23%	1.23%	43%[5]
0.65	—	17.13	(30.96%)	57	1.20%	1.60%	1.20%	1.20%	54%
1.25	—	25.59	7.61%	1	1.21%	1.43%	1.21%	1.21%	38%

$—	$—	$12.21	22.22%	$111,403	1.41%	(0.28%)	1.41%	1.57%	25%
—	—	9.99	38.94%	94,306	1.45%	(0.08%)	1.45%	1.78%	39%
0.25	—	7.19	(41.52%)	66,493	1.46%	(0.01%)	1.46%	1.67%	51%
1.64	—	12.56	13.39%	105,213	1.51%	(0.19%)	1.50%	1.76%	66%
—	—	12.53	(2.26%)	105,614	1.50%	(0.56%)	1.50%	1.77%	117%

$—	$—	$12.41	22.51%	$3,231	1.16%	(0.04%)	1.16%	1.32%	25%
—	—	10.13	39.34%	2,856	1.20%	0.16%	1.20%	1.53%	39%
0.25	—	7.27	(41.44%)	3,042	1.21%	0.24%	1.21%	1.41%	51%
1.53	—	12.68	8.53%	2,571	1.26%	1.27%	1.25%	1.51%	66%

$—	$—	$12.24	21.91%	$53	1.66%	(0.49%)	1.66%	1.82%	25%
—	—	10.04	38.67%	4	1.70%	(0.37%)	1.70%	2.03%	39%
0.25	—	7.24	(41.58%)	2	1.71%	(0.26%)	1.71%	1.91%	51%
1.53	—	12.66	8.37%	1	1.76%	0.45%	1.75%	2.01%	66%

[6]	The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.64% and 1.50% for the years ended December 31, 2007 and 2006, respectively.

[7]	Per share data is reflected from class inception date of April 2, 2007.

[8]	The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

[9]	Rounds to less than $0.01.

December 31, 2010
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net		Tax
	beginning	investment	unrealized	investment	investment	realized		return of
	of period	income[1]	gain (loss)[1]	operations	income	gains		capital

Small Cap Fund
Individual Investor Class

Year Ended December 31, 2010	$9.29	$0.08	$2.68	$2.76	$0.07	$0.93		$—
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	—		—
Period Ended December 31, 2008[5]	10.00	0.01	(3.22)	(3.21)	0.01	—		—
Institutional Class

Year Ended December 31, 2010	$9.31	$0.15	$2.64	$2.79	$0.09	$0.93		$—
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—		—
Period Ended December 31, 2008[5]	10.00	0.03	(3.22)	(3.19)	0.03	—		—
R Class

Year Ended December 31, 2010	$9.26	$0.16	$2.57	$2.73	$0.07	$0.93		$—
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—		—
Period Ended December 31, 2008[5]	10.00	—	(3.22)	(3.22)	—	—		—

International Fund
Individual Investor Class

Year Ended December 31, 2010	$8.51	$0.10	$0.60	$0.70	$0.11	$—		$—
Year Ended December 31, 2009	6.19	0.06	2.34	2.40	0.07	—		0.01
Period Ended December 31, 2008[5]	10.00	0.13	(3.86)	(3.73)	0.08	—		—
Institutional Class

Year Ended December 31, 2010	$8.53	$0.12	$0.60	$0.72	$0.13	$—		$—
Year Ended December 31, 2009	6.19	—	2.44	2.44	0.09	—		0.01
Period Ended December 31, 2008[5]	10.00	0.15	(3.87)	(3.72)	0.09	—		—
R Class

Year Ended December 31, 2010	$8.50	$0.08	$0.60	$0.68	$0.11	$—		$—
Year Ended December 31, 2009	6.20	0.07	2.31	2.38	0.07	—		0.01
Period Ended December 31, 2008[5]	10.00	0.12	(3.86)	(3.74)	0.06	—		—

High Yield Bond Fund
Individual Investor Class

Year Ended December 31, 2010	$7.74	$0.66	$0.10	$0.76	$0.65	$0.11		$—
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—		—
Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01		—
Year Ended December 31, 2007	8.54	0.63	(0.14)	0.49	0.63	0.03		—
Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.00	[6]	—
Institutional Class

Year Ended December 31, 2010	$7.70	$0.67	$0.13	$0.80	$0.67	$0.11		$—
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—		—
Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01		—
Year Ended December 31, 2007	8.54	0.65	(0.17)	0.48	0.65	0.03		—
Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00	[6]	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses		including	excluding
			value,		end of	excluding	Net	custody	custody
Total	Redemption		end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $000’s)	credits	income	waivers	and waivers	Turnover[4]

$1.00	$—		$11.05	30.17%	$9,192	1.24%	0.80%	1.24%	4.47%	179%
—	—		9.29	37.02%	3,266	1.24%	(0.41%)	1.24%	12.09%	201%
0.01	—		6.78	(32.07%)	1,140	1.25%	0.22%	1.24%	14.13%	109%

$1.02	$—		$11.08	30.44%	$283	0.99%	1.41%	0.99%	4.22%	179%
0.01	—		9.31	37.44%	37	0.99%	(0.27%)	0.99%	11.84%	201%
0.03	—		6.78	(31.92%)	1	1.00%	0.47%	0.99%	13.88%	109%

$1.00	$—		$10.99	29.94%	$15	1.49%	1.62%	1.49%	4.72%	179%
—	—		9.26	36.58%	4	1.49%	(0.62%)	1.49%	12.34%	201%
—	—		6.78	(32.20%)	1	1.50%	(0.03%)	1.49%	14.38%	109%

$0.11	$—		$9.10	8.37%	$23,254	1.40%	1.25%	1.40%	2.55%	41%
0.08	—		8.51	39.14%	9,768	1.40%	0.83%	1.40%	7.35%	23%
0.08	—		6.19	(37.26%)	2,087	1.40%	2.08%	1.40%	11.81%	26%

$0.13	$—		$9.12	8.57%	$6,549	1.15%	1.43%	1.15%	2.30%	41%
0.10	—		8.53	39.70%	2,033	1.15%	0.01%	1.15%	7.10%	23%
0.09	—		6.19	(37.13%)	1	1.15%	2.33%	1.15%	11.56%	26%

$0.11	$—		$9.07	8.10%	$136	1.65%	0.90%	1.65%	2.80%	41%
0.08	—		8.50	38.65%	14	1.65%	0.96%	1.65%	7.60%	23%
0.06	—		6.20	(37.43%)	1	1.65%	1.83%	1.65%	12.06%	26%

$0.76	$—		$7.74	10.35%	$296,349	0.99%	8.45%	0.99%	0.99%	70%
0.64	—		7.74	38.70%	298,915	0.97%	8.88%	0.97%	1.04%	58%
0.64	—	[6]	6.10	(20.61%)	92,187	0.99%	7.82%	0.99%	1.19%	29%
0.66	—	[6]	8.37	5.80%[7]	77,987	1.00%	7.31%	0.99%	1.44%	26%
0.62	—	[6]	8.54	10.11%	71,092	1.15%	7.35%	1.15%	1.70%	46%

$0.78	$—		$7.72	10.92%	$119,258	0.74%	8.70%	0.74%	0.74%	70%
0.65	—		7.70	38.78%	91,606	0.72%	9.12%	0.72%	0.79%	58%
0.65	—	[6]	6.08	(20.38%)	23,646	0.74%	8.07%	0.74%	0.94%	29%
0.68	—	[6]	8.34	5.68%	19,314	0.75%	7.59%	0.74%	1.19%	26%
0.64	—	[6]	8.54	10.41%	10,363	0.88%	7.63%	0.88%	1.42%	46%

[6]	Rounds to less than $0.01.

[7]	Total return calculation includes a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42% (Note F).
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

High Yield Bond Fund, continued
R Class

For the Year Ended December 31, 2010	$7.71	$0.63	$0.12	$0.75	$0.63	$0.11	$—
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—	—
Year Ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01	—
Period Ended December 31, 2007[5]	8.68	0.45	(0.29)	0.16	0.47	0.03	—

Global Women’s Equality Fund[6]
Individual Investor Class

For the Year Ended December 31, 2010	$15.99	$0.10	$1.58	$1.68	$0.09	$—	$—
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—	—	[10]
Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60	—
Period Ended December 31, 2007[6,7]	21.86	0.07	2.13	2.20	0.10	1.95	—
Year Ended March 31, 2007[6]	21.24	0.11	1.10	1.21	0.11	0.48	—
Year Ended March 31, 2006[6]	20.48	0.08	1.18	1.26	0.08	0.42	—
Institutional Class

For the Year Ended December 31, 2010	$16.03	$0.14	$1.58	$1.72	$0.13	$—	$—
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—	—	[10]
Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60	—
Period Ended December 31, 2007[6,7]	21.86	0.13	2.12	2.25	0.13	1.95	—
Period Ended March 31, 2007[6,8]	21.53	0.17	0.82	0.99	0.18	0.48	—

Global Green Fund
Individual Investor Class

For the Year Ended December 31, 2010	$8.69	$0.01	$0.96	$0.97	$0.03	$—	$—
Year Ended December 31, 2009	6.38	0.03	2.36	2.39	0.08	—	—
Period Ended December 31, 2008[9]	10.00	0.02	(3.61)	(3.59)	0.03	—	—
Institutional Class

For the Year Ended December 31, 2010	$8.69	$0.03	$0.97	$1.00	$0.05	$—	$—
Year Ended December 31, 2009	6.38	0.04	2.37	2.41	0.10	—	—
Period Ended December 31, 2008[9]	10.00	0.03	(3.61)	(3.58)	0.04	—	—
R Class

For the Year Ended December 31, 2010	$8.66	$(0.02)[11]	$0.97	$0.95	$0.01	$—	$—
Year Ended December 31, 2009	6.37	(0.01)[11]	2.37	2.36	0.07	—	—
Period Ended December 31, 2008[9]	10.00	—	(3.61)	(3.61)	0.02	—	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Per share data is reflected from class inception date of April 2, 2007.

[6]	Effective October 29, 2007, the Global Women’s Equality Fund (formerly the Women’s Equity Fund) acquired the assets and liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the three years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management LLC. The original Women’s
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses		including	excluding
			value,		end of	excluding	Net	custody	custody
Total	Redemption		end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $000’s)	credits	income	waivers	and waivers	Turnover[4]

$0.74	$—		$7.72	10.23%	$214	1.24%	8.21%	1.24%	1.24%	70%
0.62	—		7.71	38.27%	106	1.22%	8.52%	1.22%	1.29%	58%
0.61	—		6.08	(20.91%)	4	1.24%	7.57%	1.24%	1.44%	29%
0.50	—		8.34	1.94%	1	1.25%	7.29%	1.24%	1.69%	26%

$0.09	$—		$17.58	10.54%	$35,147	1.24%	0.63%	1.24%	1.90%	116%
0.08	—		15.99	25.76%	29,537	1.24%	0.58%	1.24%	2.04%	94%
0.73	—		12.79	(39.69%)	23,984	1.24%	0.71%	1.24%	1.82%	78%
2.05	—	[10]	22.01	10.13%	33,233	1.29%	0.37%	1.29%	1.67%	32%
0.59	—	[10]	21.86	5.67%	33,279	1.34%	0.50%	1.34%	1.79%	25%
0.50	—	[10]	21.24	6.20%	35,075	1.48%	0.38%	1.48%	1.96%	22%

$0.13	$—		$17.62	10.78%	$2,495	0.99%	0.86%	0.99%	1.65%	116%
0.09	—		16.03	26.11%	2,518	0.99%	0.86%	0.99%	1.79%	94%
0.78	—		12.80	(39.52%)	2,279	0.99%	0.96%	0.99%	1.57%	78%
2.08	—	[10]	22.03	10.37%	4,528	0.99%	0.55%	0.99%	1.44%	32%
0.66	—	[10]	21.86	4.57%	5,306	0.99%	0.91%	0.99%	1.50%	25%

$0.03	$—		$9.63	11.20%	$28,210	1.40%	0.09%	1.40%	2.38%	62%
0.08	—		8.69	37.52%	17,765	1.40%	0.35%	1.40%	3.78%	81%
0.03	—		6.38	(35.92%)	5,999	1.40%	0.27%	1.40%	6.25%	28%

$0.05	$—		$9.64	11.56%	$1,767	1.15%	0.32%	1.15%	2.13%	62%
0.10	—		8.69	37.79%	404	1.15%	0.56%	1.15%	3.53%	81%
0.04	—		6.38	(35.83%)	5	1.15%	0.52%	1.15%	6.00%	28%

$0.01	$—		$9.60	11.01%	$653	1.65%	(0.18%)	1.65%	2.63%	62%
0.07	—		8.66	37.16%	371	1.65%	(0.17%)	1.65%	4.03%	81%
0.02	—		6.37	(36.12%)	30	1.65%	0.02%	1.65%	6.50%	28%

Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the original Women’s Equity Fund.

[7]	Beginning with the period from April 1, 2007 through December 31, 2007, the Global Women’s Equality Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered accounting firm.

[8]	Per share data for the Global Women’s Equality Fund Institutional Class reflected from class inception date of April 19, 2006.

[9]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

[10]	Rounds to less than $0.01.

[11]	The amount shown for a share outstanding does not correspond with the aggregate new investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2010
Notes to Financial Statements
Pax World Funds Series Trust I
NOTE A—Organization and Summary of Significant Accounting Policies
Organization Pax World Funds Series Trust I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the”1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2010, the Trust offered eleven investment funds.
These financial statements relate only to the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World International Fund (the “International Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Global Women’s Equality Fund (the “Global Women’s Equality Fund”), and Pax World Global Green Fund (the “Global Green Fund”) (each a “Fund”, collectively, the “Funds”), each a diversified series of the Trust.
The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.
The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and approximately 40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).
The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that the Adviser believes will have above-average growth prospects.

December 31, 2010
The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.
The International Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common or preferred stocks) of non-U.S. issuers.
The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary objective the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service or that are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”).
The Global Women’s Equality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.
The Global Green Fund’s investment objective is to seek long-term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce. Under normal market conditions the Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world including at least 40% of its net assets in securities of non-U.S. issuers.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their

December 31, 2010
Notes to Financial Statements, continued
duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments Investments for which market quotations are readily available are valued at fair value. Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments.

December 31, 2010
The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined; and changes in overall market conditions. At December 31, 2010, three securities were fair valued in good faith pursuant to policies and procedures approved by the Board, the Balanced Fund held one security fair valued at $2,000,112, representing 0.10% of the Fund’s net asset value, and the High Yield Bond Fund held two securities fair valued at a total of $32,125, representing 0.01% of the Fund’s net asset value.
For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.
The net asset value per share (“NAV”) of each class of a Fund’s shares is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

December 31, 2010
Notes to Financial Statements, continued
For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
Equity securities, including restricted securities and options on equity securities, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent

December 31, 2010
pricing service, are generally categorized as Level 1 in the hierarchy. Foreign equities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When fair valuation methods are applied to foreign securities, they are generally categorized as Level 2. Utilizing fair valuation of foreign securities for significant market movements may result in transfers between Level 1 and Level 2 categorizations for such securities. Debt securities are valued at evaluated prices received from independent pricing services and are generally categorized as Level 2 in the hierarchy. Investments in mutual funds are generally categorized as Level 1. Short-term securities with remaining maturities of sixty days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which a security is traded but before the time at which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

December 31, 2010
Notes to Financial Statements, continued
The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2010:

	Level One	Level Two	Level Three	Totals

Balanced
Common Stocks — Domestic	$1,417,170,611	$—	$—	$1,417,170,611
Preferred Stocks — Foreign	11,647,982	19,558,500	—	31,206,482
Exchange Traded Funds	26,875,632	—	—	26,875,632
Corporate Bonds	—	216,649,041	2,000,112	218,649,153
U.S. Govt Agency Bonds	—	111,875,393	—	111,875,393
Government Bonds	—	14,097,533	—	14,097,533
Municipal Bonds	—	42,603,297	—	42,603,297
U.S. Treasury Notes	—	32,506,577	—	32,506,577
Mortgage-Backed Securities	—	99,064,201	—	99,064,201
Cash Equivalents	138,578,931	608,376	—	139,187,307
Equity Call/Put Options Written	(1,763,400)	—	—	(1,763,400)

Total	$1,592,509,756	$536,962,918	$2,000,112	$2,131,472,786

Growth
Common Stocks—Domestic	$109,840,079	$—	$—	$109,840,079
Common Stocks—Foreign	—	2,160,280		2,160,280
Cash Equivalents	2,927,183	—		2,927,183
Equity Call/Put Options Written	(155,535)	—	—	(155,535)

Total	$112,611,727	$2,160,280	$—	$114,772,007

Small Cap
Common Stocks — Domestic	$8,533,976	$—	$—	$8,533,976

Total	$8,533,976	$—	$—	$8,533,976

International
Common Stocks—Foreign	$10,266,332	$17,786,875	$—	$28,053,207
Preferred Stocks—Foreign	124,250	—	—	124,250
Exchange Traded Funds	1,579,887	—	—	1,579,887

Total	$11,970,469	$17,786,875	$—	$29,757,344

December 31, 2010

	Level One	Level Two	Level Three	Totals

High Yield Bond
Common Stocks — Domestic	$9,795,200	$—	$—	$9,795,200
Preferred Stocks	1,524,441	—	—	1,524,441
Exchange Traded Funds	3,046,500	—	—	3,046,500
Corporate Bonds	—	384,128,367	32,125	384,160,492
Cash Equivalents	48,933,595	900,564	—	49,834,159
Warrants	—	—	—	—

Total	$63,299,736	$385,028,931	$32,125	$448,360,792

Global Women’s Equality
Common Stocks — Domestic	$20,530,536	$—	$—	$20,530,536
Common Stocks — Foreign	1,333,679	11,615,141	—	12,948,820
Exchange Traded Funds	2,613,998	—	—	2,613,998
Warrants	1,154,400	—	—	1,154,400
Corporate Bonds	—	—	366,938	366,938
Cash Equivalents	9,024,181	—	—	9,024,181
Equity Call/Put Options Written	(89,200)	—	—	(89,200)

Total	$34,567,594	$11,615,141	$366,938	$46,549,673

Global Green
Common Stocks—Domestic	$11,537,240	$—	$—	$11,537,240
Common Stocks—Foreign	767,768	16,746,372	—	17,514,140
Cash Equivalents	—	969,000	—	969,000

Total	$12,305,008	$17,715,372	$—	$30,020,380

*	Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures, forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. Portions of ASU No. 2010-06 which involve improved disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value within Level 2 or Level 3, became effective for the current fiscal yearend and have been adopted by the Funds. The remaining portion of ASU No. 2010-06 requires more detailed disclosures of information pertaining to purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be

December 31, 2010
Notes to Financial Statements, continued
implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Funds’ financial statement disclosures.
The Funds recognize transfers between Levels as of the end of the period. As of December 31, 2010, the Funds did not have any significant transfers between valuation levels.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Global Women’s
	Balanced	High Yield Bond	Equality

Corporate Bonds
Balance as of December 31, 2009	$—	$69,497	$525,000
Realized Gain (loss)	—	—	—
Amortization of Premium	—	(151,482)	—
Change in unrealized appreciation (depreciation)	112	70,848	(33,062)
Net purchases (sales)	2,000,000	43,262	(125,000)
Transfers in and/or out of Level Three	—	—	—

Balance as of December 31, 2010	$2,000,112	$32,125	$366,938

The changes in unrealized gain/loss on Level 3 securities held at December 31, 2010 totaled gains of $112 and losses of $80,364 and $33,062 in the Balanced Fund, High Yield Bond Fund and Global Women’s Equality Fund, respectively, for the year then ended.
Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.
Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the

December 31, 2010
bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.
Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Global Women’s Equality Fund and Global Green Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in a manner deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as distribution fees, are charged to that class. Each Fund has adopted a distribution plan, applicable to certain classes of each of the Funds.
Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. federal income tax purposes.
Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

December 31, 2010
Notes to Financial Statements, continued
Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.
Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.
Securities Lending Each of the Funds may lend its securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2a-7 money market fund.
The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

December 31, 2010
A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends and interest on the securities loaned, which are accounted for in the same manner as other dividend and interest income.
As of December 31, 2010, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows.

	Market Value of	Payable on Collateral	Non-Cash
	Securities Loaned	Due to Broker	Collateral Value

Balanced	$142,948,193	$138,578,931	$7,681,520
Growth	4,352,467	2,927,183	1,513,800
High Yield Bond	47,974,289	48,933,595	—
Global Women’s Equality	8,822,238	9,024,181	—
NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties
The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management LLC (the “Adviser”). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.
Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M

Balanced	0.75%	0.50%
Growth	0.75%[2]	0.75%
Small Cap	0.75%	0.75%
International	0.85%	0.85%
High Yield Bond[1]	0.50%[1]	0.50%[1]
Global Women’s Equality	0.75%	0.75%
Global Green	0.90%	0.90%

December 31, 2010
Notes to Financial Statements, continued

[1]	The fee for the High Yield Bond Fund is 1.00% of assets up to $25 million and 0.75% of assets in excess of $25 million. However, the Adviser has contractually agreed to reduce the management fee for the High Yield Bond Fund to 0.50% until at least December 31, 2011.

[2]	Effective May 1, 2010, the Adviser has contractually agreed to reduce the management fee on the first $25M in assets for the Growth Fund to 0.75%. Prior to that date, the first $25M in assets were assessed a management fee of 1.00%.
For the period ended December 31, 2010, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid

Balanced	$9,564,513
Growth	779,956
Small Cap	47,016
International	167,683
High Yield Bond	1,889,621
Global Women’s Equality	245,245
Global Green	215,737
The Adviser has contractually agreed to reimburse Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Individual	Institutional
Fund	Investor Class	Class	R Class

Growth[1]	1.39%	1.14%	1.64%
Small Cap[2]	1.24%	0.99%	1.49%
International[2]	1.40%	1.15%	1.65%
High Yield Bond[3]	0.99%	0.74%	1.24%
Global Women’s Equality[3]	1.24%	0.99%	N/A
Global Green[2]	1.40%	1.15%	1.65%

[1]	Effective May 1, 2010 the Adviser has contractually agreed to reduce expense caps. Prior to that date expenses were capped at 1.45%, 1.20% and 1.70%, respectively. The new reimbursement arrangement will remain in effect until at least December 31, 2013.

[2]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2013.

[3]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2012.

December 31, 2010
Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.
For the period ended December 31, 2010, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
	Individual
Fund	Investor Class	Institutional Class	R Class

Growth	$155,747	$4,233	$37
Small Cap	197,028	4,722	169
International	178,847	47,998	533
High Yield Bond	10,771	3,777	8
Global Women’s Equality	198,016	14,940	N/A
Global Green	217,947	11,451	4,615
The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

December 31, 2010
Notes to Financial Statements, continued
Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.
NOTE C—Investment Information
Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2010 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds

Balanced	$521,414,867	$157,197,992	$656,381,499	$103,777,044
Growth	24,918,963	—	29,128,819	—
Small Cap	13,833,182	—	10,117,527	—
International	23,592,918	—	7,908,732	—
High Yield Bond	285,495,712	—	255,789,286	—
Global Women’s Equality	38,900,737	—	36,574,258	—
Global Green	22,330,285	—	13,957,656	—

[1]	Excluding short-term investments and U.S. Government bonds.
For federal income tax purposes, the identified cost of investments owned at December 31, 2010 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2010 were as follows for the Funds:

	Identified cost of	Gross	Gross	Net unrealized
	investments for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)

Balanced	$1,792,690,057	$372,238,017	$31,691,888	$340,546,129
Growth	87,986,036	28,847,105	1,905,599	26,941,506
Small Cap	7,775,167	937,707	178,898	758,809
International	27,432,057	3,103,369	778,082	2,325,287
High Yield Bond	429,605,117	22,572,102	3,816,427	18,755,675
Global Women’s Equality	42,845,434	4,381,712	588,273	3,793,439
Global Green	24,998,152	5,718,285	696,057	5,022,228
At December 31, 2010, the Balanced Fund, Growth Fund, International Fund, Global Women’s Equality Fund and Global Green Fund had unrealized foreign currency gains of $15,475; $527; $191; $983 and $20,547, respectively. The High Yield Bond Fund had an unrealized foreign currency loss of $2,970.

December 31, 2010
Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.
Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.
There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

December 31, 2010
Notes to Financial Statements, continued
Written option activity for the year ended December 31, 2010 is as follows:

	Outstanding					Outstanding
	at 12/31/09	Written	Closed	Expired	Exercised	at 12/31/10

Balanced Fund
Call Options
Number of contracts	7,112	13,613	(12,900)	(2,000)	(925)	4,900
Premiums received	$1,162,043	$2,883,682	$(2,743,483)	$(544,633)	$(87,939)	$699,670
Put Options
Number of contracts	6,400	18,265	(11,350)	(400)	(300)	12,615
Premiums received	$1,007,066	$3,173,879	$(1,879,926)	$(141,698)	$(63,599)	$2,095,722
Growth Fund
Call Options
Number of contracts	136	150	(61)	(50)	—	175
Premiums received	$35,792	$18,258	$(18,725)	$(4,700)	$—	$30,625
Put Options
Number of contracts	150	70	(50)	(50)	—	120
Premiums received	$30,810	$12,891	$(9,850)	$(11,725)	$—	$22,126
High Yield Bond Fund
Call Options
Number of contracts	—	210	—	—	210	—
Premiums received	$—	$47,114	$—	$—	$(47,114)	$—
Global Women’s Equality Fund
Call Options
Number of contracts	62	413	(175)	(300)	—	—
Premiums received	$22,594	$27,862	$(45,395)	$(5,061)	$—	$—
Put Options
Number of contracts	545	1,210	(1,165)	—	(50)	540
Premiums received	$171,243	$362,811	$(383,443)	$—	$(5,100)	$145,511
Additional Derivative Disclosure The Balanced Fund, the Growth Fund, and the Global Women’s Equality Fund held equity option contracts as of December 31, 2010. The fair value of such contracts and whose primary underlying risk, exposure is equity risk at December 31, 2010 was as follows:

December 31, 2010

	Purchased Equity Options	Written Equity Options
	Asset Derivatives	Liability Derivatives
	Fair Value[1]	Fair Value[2]

Balanced Fund	$—	$1,763,400
Growth Fund	—	155,535
Global Women’s Equality Fund	—	89,200

[1]	Statement of Assets and Liabilities location: Investments, at value.

[2]	Statement of Assets and Liabilities location: Options written, at value.
The effect of equity options on the statement of operations for the year ended December 31, 2010 was as follows:

		Change in Unrealized
		Appreciation or
	Realized Gain (Loss)	(Depreciation) on
	on Derivatives	Derivatives Recognized
	Recognized in Income[1]	in Income[2]

Purchased Options
Global Women’s Equality Fund	$(38,848)	$18,725
Written Options
Balanced Fund	$3,937,845	$613,558
Growth Fund	35,968	(97,699)
High Yield Bond Fund	47,114	—
Global Women’s Equality Fund	189,373	(18,817)

[1]	Statement of Operations location: Purchased options—Net realized gain (loss) on Investments; Written options—Net realized gain (loss) on Options contracts written.

[2]	Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written.
Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of

December 31, 2010
Notes to Financial Statements, continued
1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At December 31, 2010, the Balanced Fund held $19,598,786, or 0.99% of net assets, and the High Yield Bond Fund held $161,609,495, or 38.87% of net assets, in securities exempt from registration under Rule 144A of the Securities Act.
At December 31, 2010, the Balanced Fund held $4,506,442 of illiquid securities, representing 0.23% of net assets, and the High Yield Bond Fund held $4,489,466 of illiquid securities, representing 1.08% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.
NOTE D—Tax Information
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, paydown transactions, and tax treatment related to investments in REITs, ETFs and PFICs.
For the year ended December 31, 2010, the Funds recorded the following reclassifications:

December 31, 2010

	Undistributed net	Accumulated net	Paid in
Fund	investment income	realized gain (loss)	capital

Balanced	$(402,189)	$831,830	$(429,641)
Growth	280,269	64,082	(344,351)
Small Cap	2,891	(47,891)	45,000
International	(45,802)	45,802	—
High Yield Bond	(249,744)	249,744	—
Global Women’s Equality	(22,542)	28,257	(5,715)
Global Green	(28,760)	28,760
Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.
The tax character of distributions paid during 2010 and 2009 was as follows:

	Distributions paid in 2010			Distributions paid in 2009
	Ordinary	Return of	Long-term	Ordinary	Return of	Long-term
Fund	Income	Capital	Capital Gains	Income	Capital	Capital Gains

Balanced	$29,227,389	$89,177	$—	$30,190,818	$—	$—
Growth	—	—	—	—	—	—
Small Cap	721,080	—	19,017	43	—	—
International	297,317	—	—	38,564	7,968	—
High Yield Bond	33,488,437	—	4,489,773	24,542,539	—	—
Global Women’s Equality	185,091	—	—	154,860	9,340	—
Global Green	98,537	—	—	150,379

December 31, 2010
Notes to Financial Statements, continued
As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

		Undistributed	Other	Net unrealized
	Undistributed	long-term	temporary	appreciation
Fund	ordinary income	capital gains	differences	(depreciation)

Balanced	$—	$—	$(167,460,642)	$341,563,595
Growth	—	—	(14,679,991)	26,839,249
Small Cap	444,415	14,474	—	758,809
International	6,735	57,410	—	2,325,478
High Yield Bond	—	3,142,284	—	18,752,705
Global Women’s Equality	2,654	—	(4,127,208)	3,850,733
Global Green	—	—	(698,288)	5,042,775
During the period from November 1, 2010 through December 31, 2010, the Balanced Fund, incurred a capital loss in the amount of $1,316,992; and the Global Green Fund incurred a foreign currency loss of $50,509. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2011. Accordingly, during 2010 the Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, the Funds utilized prior carryforward losses and carried forward remaining losses as follows:

	Capital Loss				Total
	Carryforwards	Expires	Expires	Expires	Carryforward
Fund	Utilized in 2010	in 2016	in 2017	in 2018	Loss Remaining

Balanced	$—	$50,223,239	$115,427,835	$492,576	$166,143,650
Growth	5,512,512	—	14,679,991	—	14,679,991
Small Cap	—	—	—	—	—
International	281,041	—	—	—	—
High Yield Bond	353,979	—	—	—	—
Global Women’s Equality	959,069	—	4,127,208	—	4,127,208
Global Green	—	24,514	379,024	244,241	647,779
Uncertain Tax Position Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2006 through 2009). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in

December 31, 2010
the Statement of Operations. Management has concluded that, as of and during the period ended December 31, 2010, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.
NOTE E—Custodian Bank and Custodian Fees
The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the period ended December 31, 2010, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits

Balanced	$13,036
Growth	2,916
Small Cap	817
International	142
High Yield Bond	10,810
Global Women’s Equality	1,403
Global Green	3
NOTE F—Other
In 2007, the Individual Investor Class Shares of the High Yield Bond Fund received a payment of $197,873 from Pax World Management Corp., the Fund’s Adviser, and a payment of $96,127 from a non-affiliated broker as reimbursement for dilution of returns that may have occurred in that share class as a result of frequent trading activity from 2001-2003. The total of these reimbursements increased the net asset value of the Individual Investor Class shares of the Fund by approximately $0.03.
Also in 2007, the Balanced Fund received a non-recurring other income item, a litigation settlement, in the amount of $1,250,000. This reimbursement increased the Fund’s net asset value by approximately $0.01.
Management has evaluated subsequent events and has determined that no events have occurred that require disclosure.

December 31, 2010
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Pax World Funds Series Trust I:
We have audited the accompanying statements of assets and liabilities of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Global Women’s Equality Fund, and Pax World Global Green Fund (collectively, the “Funds”; seven of the eleven funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Pax World Global Women’s Equality Fund for each of the two years ended March 31, 2007, were audited by another independent registered public accounting firm whose report dated May 18, 2007, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Global Women’s Equality Fund, and Pax World Global Green Fund of Pax World Funds Series Trust I at December 31, 2010, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 23, 2011

December 31, 2010
Notes to Financial Statements, continued
Proxy Voting (Unaudited)
You may obtain a description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.
The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.
Quarterly Portfolio Holdings Disclosure (Unaudited)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.
Federal Tax Information (Unaudited)
Review Process
The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate dividends received deduction (DRD) are as follows:

	QDI %	DRD %

Balanced	71.53%	47.65%
Growth	N/A	N/A
Small Cap	100.00%	100.00%
International	100.00%	0.00%
High Yield Bond	0.49%	0.38%
Global Women’s Equality	100.00%	69.76%
Global Green	100.00%	100.00%

December 31, 2010
Notes to Financial Statements, continued
Management of the Funds (Unaudited)
The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.
Officers/Trustees
The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2010. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.
None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Pax World Balanced Fund, $108,945; Pax World Growth Fund, $16,747; Pax World International Fund, $12,578; Pax World Small Cap Fund, $11,893; Pax World High Yield Bond Fund, $31,010; Pax World Global Women’s Equality Fund, $13,240.; and Pax World Global Green Fund, $12,797.

December 31, 2010
Interested Trustees and Officers

	Position(s) Held with the	Principal Occupation(s) During Past	Number of
	Trust; Term of Office[1], and	5 Years and Other Directorships Held	Portfolios
Name and Age	Length of Time Served	by Trustee or Officer	overseen

Laurence A. Shadek (61)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor (1986-present); Executive Vice President of Pax World Money Market Fund (1998- 2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998- present).	12

Joseph Keefe (57)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-2008); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005- 2006); President of New Circle Communications LLC (2000-2005); Co-Chair of The Carbon Coalition (2003- present); member of the Boards of Directors of Americans for Campaign Reform (2003-present), Women Thrive Worldwide (2009-present) and the Social Investment Forum (2000-2006).	12

John Boese (47)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of the Adviser (2006-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000—2006).	N/A

Maureen Conley (48)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser.	N/A

Alicia K. DuBois (51)	Treasurer (since 2006)	Chief Financial Officer for the Adviser (2006-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006).	N/A

Scott LaBreche (38)	Assistant Treasurer (since 2010)	Director, Portfolio Analysis & Reporting for the Adviser (2009-present), Fund Administration Manager & Portfolio Analyst for the Adviser (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000-2007).	N/A

December 31, 2010
Disinterested Trustees

	Position(s) Held with the	Principal Occupation(s) During Past	Number of
	Trust; Term of Office[1], and	5 Years and Other Directorships Held	Portfolios
Name and Age	Length of Time Served	by Trustee or Officer	overseen

Adrian P. Anderson (56)[2]	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	12

Carl H. Doerge, Jr. (72)[2]	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	12

Cynthia Hargadon (54)[3]	Trustee (since 2006)	Managing Director of CRA Rogers Casey (2006- present); Senior Consultant of North Point Advisors, LLC (2003-2006); President of Potomac Asset Management, Inc. (2000-2002).	12

Louis F. Laucirica (69)[2]	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	12

John L. Liechty (56)[3]	Trustee (since 2010)	Principal, Integrated Investment Solutions (2009- present); President and CEO, MMA Praxis Mutual Funds (1997-2008).	12

Nancy S. Taylor (55)[3]	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005- present); Minister and President, Massachusetts Conference, United Church of Christ (2001-2005); Trustee, Andover Newton Theological School (2002- present); Chair of the Board of Trustees of Andover Newton Theological School; Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	12

[1]	Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

[2]	Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

[3]	Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

December 31, 2010
The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time or by visiting our website at www.paxworld.com.

December 31, 2010
Account Options and Services
At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.
Types of Accounts
Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.
Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.
Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.
SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.
SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.
Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.
Services
Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.
Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.
www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.
Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.
This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.
Distributor: ALPS Distributors, Inc. member of FINRA (2/11).

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30 Penhallow Street, Suite 400
Portsmouth, NH 03801
800.767.1729
www.paxworld.com

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PAX-AR10

Item 2. Code of Ethics.
As of December 31, 2010, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
     (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $304,000 and $229,000 for the fiscal years ended December 31, 2010 and 2009, respectively.
     (b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2010 and 2009, respectively.
     (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $139,609 and $93,887 for the fiscal years ended December 31, 2010 and 2009, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.
     (d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2010 and 2009, respectively.
     (e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.
          (2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
     (f) Not applicable.
     (g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2010 and 2009, respectively.
     (h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11. Controls and Procedures.
     (a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
     (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.
(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.
(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe Joseph F. Keefe, President
Date February 23, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe Joseph F. Keefe, President (Principal Executive Officer)
Date February 23, 2011

By (Signature and Title)	/s/ Alicia K. DuBois Alicia K. DuBois, Treasurer (Principal Financial Officer)
Date February 23, 2011
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